                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                  TRUSTEE PURSUANT TO SECTION 305(b)(2)    X
                                                         -----

                             ----------------------

                         SUNTRUST BANK, NASHVILLE, N.A.
               (Exact name of trustee as specified in its charter)

                                   62-0859925
                     (I.R.S. Employer Identification Number)

                                424 Church Street
                      6th Floor, SunTrust Financial Center
                           Nashville, Tennessee 37219
                    (Address of Principal Executive Offices)

                                      37219
                                   (Zip Code)

                         Farris, Warfield & Kanaday, PLC
                          424 Church Street, Suite 1800
                            SunTrust Financial Center
                           Nashville, Tennessee 37219
                                 (615) 244-5200
            (Name, address and telephone number of agent for service)

                              SERVICE EXPERTS, INC.
               (Exact name of obligor as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   62-1639453
                      (I.R.S. Employer Identification No.)

                          Six Cadillac Drive, Suite 400
                              Brentwood, Tennessee
                    (Address of principal executive officers)

                                      37027
                                   (Zip Code)

                         SUBORDINATED CONVERTIBLE NOTES
                       (Title of the indenture securities)

ITEM 1.   GENERAL INFORMATION

              (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject.

                  Name                                        Address
                  ----                                        -------
                  The Comptroller of the Currency             Washington, D.C.
                  Federal Reserve Bank                        Atlanta, GA
                  Federal Deposit Insurance Corp.             Washington, D.C.

              (b) The Trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

              The obligor is not an affiliate of the Trustee.

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

              The following information is furnished as to each class of voting securities of the Trustee:

                                 As of January 31, 1999

                      Title of Class                     Amount Outstanding
                      --------------                     ------------------
                      Common Stock                       2,500,000 shares

ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

                   None.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                   Neither the Trustee nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor.

ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

                   Voting securities of the Trustee owned by the obligor and its directors, partners and executive officers, taken as a group, do not exceed one percent of the outstanding voting securities of the Trustee.

ITEM 7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

                   Not applicable.

ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                   The amount of securities of the obligor which the Trustee owns beneficially or holds as collateral security for obligations in default does not exceed one percent of the outstanding securities of the obligor.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  Not applicable.

ITEM 10.  OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF
              CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                   The Trustee does not own beneficially or hold as collateral security for obligations in default voting securities of a person, who, to the knowledge of the Trustee,
          (a) holds 10% or more of the voting securities of the obligor or (b) is an affiliate, other than a subsidiary, of the obligor.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                   The Trustee does not own beneficially or hold as collateral security for obligations in default voting securities of a person, who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the obligor.

Item 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

      Nature of Indebtedness                       Amount Outstanding                       Date Due
      ----------------------                       ------------------                       --------
$30,000,000 revolving line of credit         $24,050,000 as of January 31, 1999      Matures April 30, 2001

Item 13.  DEFAULTS BY THE OBLIGOR.

                   Not applicable.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

                   Not applicable.

Item 15.  FOREIGN TRUSTEE

                   Not applicable.

Item 16.  LIST OF EXHIBITS.

     EXHIBIT 1     Articles of Association of SunTrust Bank,
                   Nashville, N.A. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 22-26192 which is incorporated herein by reference.)

     EXHIBIT 2     Certificate of Authority to commence business. (See
                   Exhibit 2 to Form T-1 filed with Registration
                   Statement No. 22-26192 which is incorporated herein by reference.)

     EXHIBIT 3 Authorization of the Trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1 filed with Registration Statement No. 22-26192 which is incorporated herein by reference.)

     EXHIBIT 4 Amended and Restated By-Laws of SunTrust Bank, Nashville, N.A., dated November 25, 1991.

     EXHIBIT 5     Not applicable.

     EXHIBIT 6     Consent of SunTrust Bank, Nashville, N.A. required by
                   Section 321(b) of the Act. (Included on page 6 of this Form T-1).

     EXHIBIT 7 The latest report of condition of SunTrust Bank, Nashville, N.A., dated as of September 30, 1998.

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     EXHIBIT 8         Not Applicable.

     EXHIBIT 9         Not Applicable.

     EXHIBIT 10 Board Resolution Authorizing Change in Name from Third National Bank to SunTrust Bank, Nashville, N.A.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, Nashville, N.A., a national banking association, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Nashville, and state of Tennessee, on the 2nd day of February, 1999.

                                      SUNTRUST BANK, NASHVILLE, N.A.

                                      By: /s/ Faye McQuiston
                                          ---------------------------
                                      Title: Assistant Vice President
                                             ------------------------

                              CONSENT FOR RELEASE

         The undersigned, as prospective trustee and as condition precedent to qualification of such indenture, hereby consents to allow reports of examinations by Federal, State, Territorial, or District authorities to be furnished by such authorities to the Securities and Exchange Commission as required by Section 321(b) of the Trust Indenture Act.

                                      SUNTRUST BANK, NASHVILLE, N.A.

                                      By: /s/ Faye McQuiston
                                          ---------------------------
                                      Title: Assistant Vice President
                                             ------------------------

                                                                       EXHIBIT 4

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                        THIRD NATIONAL BANK IN NASHVILLE

ARTICLE I: MEETINGS OF SHAREHOLDERS

         Section 1. Annual Meeting. The annual meeting of the shareholders shall be held at such time and place, either within or without the State of Tennessee, as may be designated from time to time by the directors. Unless the time is otherwise specified by the directors, the meeting shall be held at the Main Office of the association (hereinafter sometimes called "Bank") on the fourth Monday in January of each year.

         Section 2. Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the board of directors, by the chairman, by the president, or by any number of shareholders owning, in the aggregate, not less than 25% of the stock of the association.

         Section 3. Notice of Shareholder Meetings. Written or printed notice stating the place, day, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the special meeting is called and the person or persons calling the special meeting, shall be delivered by mail to each shareholder entitled to vote at the meeting. The notice shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, and the notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his/her address as it appears on the records of the association. The person giving the notice shall certify that the notice required by this paragraph has been given. Any shareholder may waive his/her right to notice of annual or special meetings of shareholders either before, during, or after any such meeting.

         Section 4. Quorum Requirements. A majority of the capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

         Section 5. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records pertaining to such meeting.

         Section 6. Judges of Election. An election of directors shall be managed by three (3) judges who shall be appointed by the board of directors. The judges of election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the cashier, or the secretary of the meeting, a certificate under their hands, certifying the result thereof and the names of the directors elected. The judges of election, at the request of the chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof. Provided, however, in the event the association has only one shareholder, such shareholder, or such shareholder's proxy, may certify the results of the election or of any other vote taken by ballot and such certification shall be in lieu of the certification by three judges.

ARTICLE II: DIRECTORS

         Section 1. Qualifications and Election. Directors must be between the ages of 18 and 70 years. Each director must be a citizen of the United States and own, in his/her own right, stock in the association having a par value of at least $1,000 or, if another company has control of the association, stock in that company in an amount equal to or greater than any one of the following: (i) aggregate par value of $1,000; (ii) aggregate shareholders' equity of $1,000 or
(iii) aggregate fair market value of $1,000. At least two-thirds (2/3) of the directors must be either residents of Tennessee or reside within 100 miles of the Main Office of the association. A plurality of the votes cast at an annual meeting of the shareholders shall elect the directors.

         Section 2. Number. The number of directors shall be not less than five
(5) nor more than twenty-five (25), the exact number of which shall be fixed from time to time by a majority of the entire board of directors, but shall never be less nor more than the number required or permitted by law.

         Section 3. Nominations for Director. Nominations for election to the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the association, shall be made in writing and shall be delivered or mailed to the president of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the president of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairman of the meeting and upon his/her instructions, the judges of election may disregard all votes cast for each such nominee.

          Section 4. Meetings.

                  (a) Annual Organization Meeting - The cashier or the secretary of the meeting, upon receiving the certificate of the result of any election, shall notify or cause to be notified, the directors-elect of their election and of the time at which they are required to meet at the Main Office of the association for the purpose of organizing the new board and electing and appointing officers of the association for the succeeding year. Such meeting shall be held during the first calendar quarter of each year at the time fixed for the regular meeting of the board of directors. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

                  (b) Regular Meetings - The regular meetings of the board of directors shall be held at least every calendar quarter, with the schedule for the succeeding twelve months being approved and announced at the Annual Organization Meeting. Upon recommendation of the chairman of the board or the president, the executive committee shall have the power to change the regular meeting date, in which case written notice shall be mailed to each director at least ten (10) days prior to the date of the meeting.

                 (c) Special Meetings - Special meetings of the board of directors may be called by the president, a vice chairman, or the chairman of the association, or at the request of three (3) or more directors. Each member of the board of directors shall be given notice stating the time and place by telegram, letter or in person of each such special meeting. Any director having actual notice of any meeting may, in writing, waive any required formal notice.

                 (d) Minute Book - It shall be the duty of the Secretary of the Board to record in a minute book the organization papers of this Bank, the certificates of elections, the proceedings of all regular and special meetings of the Directors and of shareholders, the By-Laws and any amendments thereto, and reports of the Committees of Directors; and the minutes of each meeting of Directors and shareholders shall be signed by the presiding officer and attested by the Secretary, or acting Secretary, of the Board.

         Section 5. Eligibility. The policy of the association is to seek as members of its board of directors active business and professional persons known and respected for their character, ability and judgment. A director shall resign when he/she attains the age of seventy (70) years or when, for whatever reason, his/her primary business relationship which existed at the time of his/her election as a director is terminated, whichever occurs earlier. A director resigning due to the termination of his/her business relationship may be re-elected.

         Section 6. Advisory and Emeriti Directors.

                 (a) These By-Laws have previously provided for the election of advisory directors. As of the conclusion of the board meeting on January 27, 1992, there shall be no advisory directors and no further provision for election of same.

                 (b) The board of directors may, on January 27, 1992, elect emeriti directors. Thereafter, there shall be no provision for election of new emeriti directors; however, a person previously elected emeritus director shall be eligible for re-election annually so long as his/her health permits his/her service in this position.

                 (c) The emeriti directors may be invited to attend the regular meeting of the board of directors to be held in December of each year.

         Section 7. Notice of Directors' Meeting. The annual organizational meeting and all regular board of directors' meetings shall be held without notice except as provided above. Special meetings shall be held upon notice sent by any usual means of communication a reasonable time before the special meeting, it being understood that urgency of the reason for calling the special meeting will be a factor in determining what is reasonable notice. A director may waive the right to receive notice before, during, or after a meeting.

         Section 8. Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting from time to time, and the meeting may be held, as adjourned, without further notice. Any director may be counted toward a quorum if, after any meeting, he/she reads and signs the minutes, which will indicate his/her approval of all actions except as otherwise noted above his/her signature. Approval of the minutes of any meeting by a subsequent meeting of directors at which a quorum is present shall also validate the actions of the prior meeting. Directors, participating by telephone under circumstances where they can hear and be heard by all other participants, may vote and be counted toward a quorum.

         Section 9. Presiding Officer. At any meeting of the board of directors, the chairman, if present, shall preside or in his/her absence the president of the Bank shall preside. In the absence of both the chairman and the president, the directors present by a majority vote may designate one of their number to preside. The directors may also designate a secretary of the board who may, or may not, be a director.

         Section 10. Executive Committee. The executive committee shall be composed of the chairman, the president, and no less than five (5) nor more than ten (10) additional directors for twelve (12) month terms. The directors shall elect one of the members of the executive committee to serve as its chairman, and may also elect a vice chairman. The committee shall elect its own secretary who may or may not be a member of the board of directors.

                   (a) Meetings of Executive Committee - The executive committee shall meet at such times and places as the chairman, in his/her discretion, may determine, or upon the call of any two (2) members of such committee. Any member not present at any meeting may approve of the business transacted and thus be counted toward a quorum by signing the minutes of the meeting which will indicate his/her approval of all actions except as otherwise noted above his/her signature.

                   (b) Powers of Executive Committee - During intervals between the meetings of the board of directors, the executive committee shall, except where applicable law or these By-Laws restrict such power exclusively to the board, possess and may exercise all of the powers of the board of directors in determining all matters of policy and any other important matters not specifically delegated to another committee or to the trust board by these By-Laws. In the exercise of this function any action of the committee shall require a majority vote of all members.

                   (c) Executive Committee Reports - It shall also be the duty of the executive committee to submit a report to the board of directors at or prior to each regular meeting of the board of directors. Such report shall include all matters of policy and other important decisions made by the committee since the previous report. Such report may be made by supplying to the board of directors copies of the minutes of the executive committee reflecting all action taken by such committee.

         Section 11. Audit Committee. There shall be an audit committee composed of not less than three (3) directors, exclusive of any active officers, appointed by the board annually or more often, whose duty it shall be to make an examination at least once during each calendar year and within 15 months of the last such examination into the affairs of the Bank or cause suitable examinations to be made by auditors responsible only to the board of directors. The committee shall report the result of such examination(s) in writing to the board at the next regular meeting thereafter. The committee shall report on the condition of the Bank, stating whether adequate internal controls and procedures are being maintained and recommending to the board such changes in the manner of conducting the affairs of the Bank as shall be deemed advisable. All such examinations and reports shall include the trust and investment management division.

         Section 12. Finance Committee. The finance committee shall be composed of directors who are selected from time to time by the board of directors which shall determine the number to be elected, the qualifications of the committee members, the terms of office, and the quorum requirements. The board shall elect one of the members to serve as chairman of the committee and may also select a vice chairman. The finance committee shall elect its own secretary who may or may not be a member of the board of directors.

                    (a) Meetings of Finance Committee - The finance committee shall meet at such times and places as the chairman, in his discretion, may determine, or upon the call of any two (2) members of such committee. Any member not present at any meeting may approve the business transacted and thus be counted toward the establishment of a quorum by signing the minutes of the meeting which will indicate his/her approval of all actions except as otherwise noted above his/her signature.

                   (b) Duties of Finance Committee - The finance committee shall require bank management to produce thorough and adequate reports in order to review the quality of the loan portfolio and the adequacy of loan reserves. If, as a result of any such review, the committee desires to recommend that any action be taken, it shall send a recommendation of such action to the chief executive officer and/or to the executive committee, as deemed appropriate.

         Section 13. Other Committees. The board of directors shall have the power to establish and appoint such other committees as from time to time may appear to be advisable. The board shall have the power to determine the number, composition, qualifications for membership of any such committees, and the duties and functions of the committees. Each such committee shall have the power to make its own rules not inconsistent with these By-Laws.

         Section 14. Trust and Investment Management Board. The trust and investment management board shall be composed of no less than seven and no more than ten members. At least two of the members shall be officers of Third National Bank and at least five of the members shall be statutory directors of the Third National Bank. Members of the trust and investment management board shall hold office for a period of one year or until their successors are duly appointed.

                   (a) Duties of the Trust and Investment Management Board - It shall be the duty of the trust and investment management board to review the operations of the trust and investment management division of the bank and to take such actions as it deems appropriate. A summary of such action shall be reported to the board of directors.

                   (b) Meetings of the Trust and Investment Management Board - The trust and investment management board shall meet at least quarterly at such specific times and places as the chairman, in his/her discretion, shall determine.

         Section 15. Responsibility of the Board of Directors. The property and business of the Bank shall be managed by its board of directors which may exercise all powers and do all lawful acts permissible to be done by the board of directors under the laws of the United States or the State of Tennessee and under the Articles of Association and these By-Laws. Except as expressly limited by law, all corporate powers of the association shall be vested in and may be exercised by the board of directors. The board of directors only shall have the power to approve loans to "insiders" where such approval is required by law or regulation, to declare dividends, to recommend to shareholders any action requiring shareholder approval, to amend, adopt or repeal

By-Laws, to change the membership of any committee at any time, to fill vacancies in any committee, to discharge any committee member, either with or without cause, at any time, or to elect or discharge, as otherwise provided herein, any director; and these powers shall not be deemed delegated to any committee.

ARTICLE III: OFFICERS

         Section 1. Number. The board of directors shall elect the chairman and the president, both of whom shall be members of the board of directors. The board may also elect one or more vice chairmen, senior executive vice presidents, executive vice presidents, first vice presidents, senior vice presidents, vice presidents, either a cashier or a secretary, and such other officers as the board may from time to time deem necessary. The executive committee also may elect executive vice presidents, first vice presidents, senior vice presidents and vice presidents. The board may delegate to the chief executive officer the power to fix salaries and to appoint all officers below the title of executive vice president.

         Section 2. Executive Officers. The chairman, the president, any vice chairmen, senior executive vice presidents, and executive vice presidents shall be deemed executive officers of the Bank.

         Section 3. Executive Officers' Duties. The chairman, if present, shall preside at all meetings of the board of directors and shall see that all orders and resolutions of the board and executive committee are executed. The board of directors at its organization meeting each year shall designate a chief executive officer and may, at its discretion, appoint a chief administrative officer of the Bank to serve for that year. The chief executive officer, the chief administrative officer, if appointed, any vice chairman, senior executive vice president or executive vice president shall have such authority and perform such duties and functions as may be assigned to them by the board of directors.

         Section 4. Other Officers' Duties. All officers with titles below the rank of executive vice president shall have such duties and authorities as may be given them by the chief executive officer, excluding major policy making duties and authority.

          Section 5. Execution of Contracts and Drawing of Checks.

                   (a) The board of directors or the executive committee may direct that any officer may sign any official check. Within limits prescribed by the board of directors or the executive committee, mechanical facsimile signatures may be used.

                   (b) All legal documents such as deeds, leases, bills of sale, conveyances, contracts and other official documents not otherwise provided for, may, in the absence of specific directions provided by the board or by the executive committee, be signed an behalf of the Bank by the chairman, any vice chairman, the president, or any executive vice president. Where no one of the foregoing officers signs on behalf of the Bank, such document may be signed on behalf of the Bank by any first vice president, senior vice president, vice president, or the cashier, together with any other of the Bank's officers, except that releases of liens or security interest, deeds of trust, mortgages, and releases of assignments of life insurance policies may be signed on behalf of the Bank by any officer of the Bank. Legal documents pertaining to the business of the trust and investment management division may be signed by any two of the trust officers or assistant trust officers. As to a particular transaction, either (1) the executive committee, or (2) any one of the following officers: the chairman, the president, vice chairman, and executive vice president, may in writing authorize any one officer of the Bank, or any other person, to sign on behalf of the Bank any or all documents related to such transaction.

ARTICLE IV: RESIGNATIONS, REMOVALS AND VACANCIES

         Section 1. Resignations - Any officer or director may resign at any time by giving written notice to the chairman, the president, any vice chairman, or the manager of the Human Resources Department. Any such resignation shall take effect at the time specified in the resignation, or at such earlier time as is deemed advisable by, in the case of an officer, his/her immediate supervisor, or, in the case of a director, by the chairman or president.

         Section 2. Removal of Officers. The board of directors may remove any officer or agent whenever in the judgment of the board of directors the best interest of the Bank will be served by the removal.

         Section 3. Removal of Directors. Any or all of the directors may be removed either with or without cause by a majority vote of the shareholders at either a regular or special meeting, and any director may be removed with cause by a majority vote of the entire board of directors.

         Section 4. Vacancies. Newly created directorships resulting from an increase in the number of directors, and vacancies occurring in any office or directorship for any reason, including removal of an officer or director, may be filled by the vote of a majority of the directors then in office, even if less than a quorum exists.

ARTICLE V: INDEMNIFICATION, LIABILITY INSURANCE, AND FIDELITY BOND

         Section 1. Indemnified Parties; Reliance. Except as limited by Section 48-8-502(d) of the Tennessee Business Corporation Act ("TBCA"), every person (and the heirs and personal representatives of such person) who is or was a director, officer or employee of the association, or any other entity in which he/she served as such at the request of the association, may be indemnified by the association in accordance with the provisions of this Article V against any and all liability and reasonable expense (including, without limitation, counsel fees and disbursements, and amounts of judgments, fines or penalties against, or amounts paid in settlement by, a director, officer or employee) that may be incurred by him/her in connection with or resulting from any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, or in connection with any appeal relating thereto, in which he/she may become involved, as a party or otherwise, or with which he/she may be threatened, by reason of his/her being or having been a director, officer or employee of the association or such other entity or by reason of any action taken or omitted by him/her in his/her capacity as such director, officer or employee, whether or not he/she continues to be such at the time such liability or expense shall have been incurred. Each person who shall act as a director, officer or employee of the association or any other entity referred to in this Section shall be deemed to be doing so in reliance upon the right of indemnification provided for in this Article V.

         Section 2. Indemnification As of Right. Every person (and the heirs and personal representatives of such person) referred to in Section 1 of this
Article V who has been wholly successful on the merits with respect to any claim, action, suit or proceeding of the character described in Section 1, shall be entitled to indemnification as of right.

         Section 3. Indemnification Based on Review. Except as provided in
Section 2 of this Article V, any indemnification under this Article V shall be made in the case of a claim, action, suit or proceeding only if the Board of Directors, acting by a quorum consisting of directors who are not parties to such claim, action, suit or proceeding, shall find, or if a quorum of disinterested directors cannot be obtained, the Executive Committee of the Board of Directors shall find, or independent special legal counsel [who shall be selected in the manner prescribed by TBCA Section 48-8-506(b)(3) and limited by TBCA Section 48-8-506(c)] shall find, or the shareholders (excluding shares owned by or voted under the control of a director who is a party to the proceeding) by the affirmative vote of a majority of the shares entitled to vote thereon shall determine, that:

        (a) in his/her capacity as a director, the director acted in good faith in what he/she reasonably believed to be the best interest of the association or such other entity, as the case may be;

        (b) in his/her capacity as an officer or employee of another entity, the director of the association acted in good faith in what he/she reasonably believed was not opposed to the best interests of the association;

        (c) in his/her capacity as an officer or employee of the association, the officer or employee acted in good faith in what he/she reasonably believed to be in the best interests of the association;

        (d) in his/her capacity as a director, officer or employee of another entity, the officer or employee of the association acted in good faith in what he/she reasonably believed was not opposed to the best interests of the association; and, in addition,

        (e) in any criminal action or proceeding, the director, officer or employee had no reasonable cause to believe that his/her conduct was unlawful;

provided, however, that no indemnification under this Section shall be made with regard to (i) any claim, issue or proceeding by or in the right of the association as to which such director, officer or employee shall have been adjudged to be liable to the association unless and only to the extent that the court in which such action or suit was brought or another court of competent jurisdiction shall determine that, despite the adjudication of liability but in view of all the relevant circumstances of the case, such director, officer or employee is fairly and reasonably entitled to indemnity for reasonable expenses incurred which the court shall deem proper, or (ii) amounts paid, or expenses incurred, in connection with the settlement of any such claim, action, suit or proceeding, without the approval of a court of competent jurisdiction, or (iii) in the case of any proceeding charging improper personal benefit to a director, officer or employee other than by or in the right of the association, and such director, officer or employee was adjudged liable on the basis that a personal benefit was improperly received by him/her.

         The termination of any claim, action, suit or proceeding, civil, criminal, administrative, or investigative, by judgment, settlement (either with or without court approval) or conviction, upon a plea of guilty or of nolo contendere or its equivalent, is not, of itself, determinative that a director, officer or employee did not meet the standards of conduct set forth in this Section.

         Conduct by a director, officer or employee with respect to an employee benefit plan for a purpose he/she reasonably believed to be in the interest of the participants in and beneficiaries of the plan is conduct that is not opposed to the best interest of the association.

         Notwithstanding the above, no indemnification under this Section 3 shall be made in the case of an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties against a director, officer or employee of this association.

         Section 4. Advances. Expenses incurred with respect to any claim, action, suit or proceeding of the character described in Section 1 of this
Article V may be advanced by the association in accordance with TBCA Section 48-8-504 prior to the final disposition thereof.

         Section 5. Indemnification Not Exclusive. To the extent permitted by TBCA, the rights of indemnification provided in this Article V shall be in addition to any rights to which any such director, officer, employee or other person may otherwise be entitled by contract or as a matter of law.

         Section 6. Insurance. This association may purchase insurance to indemnify its directors, officers and employees to the maximum extent permitted by the law of the State of Tennessee.

         Section 7. Fidelity Bond. Each officer and employee of the Bank is required to give bond of suitable amount with security to be approved by the board of directors conditioned for the honest and faithful discharge of his/her duties as such officer or employee. At the discretion of the board, such bonds may be schedule or blanket form and the premiums shall be paid by the Bank. The amount of such bonds, the form of coverage, and the name of the company providing the surety therefor shall be reviewed each year by the board of directors or by the executive committee within thirty (30) days following the organizational meeting of the new board. Action shall be taken by the board or the committee at that time approving the amount of the bond to be provided by each officer and employee of the Bank for the ensuing year.

ARTICLE VI: CAPITAL STOCK

         Section 1. Stock Certificates. Except when there are less than thirty
(30) shareholders, the certificates of stock for the Bank shall be numbered and entered on the books as they are issued and shall show the holder's name and the number of shares represented thereby. Stock certificates may be signed by any two of the Bank's officers given such authority by the executive committee, but in the absence of definite instructions from the executive committee the signatures of either the president, a vice president or the cashier, together with any one of the other officers of the Bank, shall be sufficient. Such signature may be manual, but also mechanical facsimile signatures of Bank officers may be used but each such certificate shall be authenticated by the signature of a person authorized to do so by the Bank. The seal of the Bank shall be affixed on each certificate and the certificate shall provide on the face thereof that the stock is transferable only on the books of the Bank and upon transfer the certificates shall be returned to the Bank canceled, preserved and new certificates issued. The Bank shall not be liable or responsible to any transferee or pledgee of any certificate if the same shall not have been delivered to the Bank and transferred into the name of the owner or pledgee as required above. At any time there are less than thirty (30) shareholders the ownership of shares may be indicated on the records of the Bank without the necessity of issuing certificates.

          Section 2. Transfer of Shares.

                 (a) The board of directors shall have power to close the stock transfer books of the association for a period not exceeding thirty (30) days preceding the date of any meeting of shareholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding thirty (30) days in connection with obtaining the consent of shareholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding thirty (30) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the shareholders entitled to notice of, and to vote, at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such shareholders and only such shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the association after any such record date fixed as aforesaid.

                  (b) At any time that all the shares are owned by one (1) shareholder, compliance with sub-section (a), immediately preceding, shall not be mandatory.

ARTICLE VII: ACTION BY CONSENT OR BY POLLING

         Whenever the shareholders, directors, members of the executive committee, finance committee, or any other committee of the board, are required or permitted to take any action by vote, the action may be taken without a meeting on written consent, setting forth the action so taken, and signed by at least two-thirds (2/3) of the total number of shareholders (or their proxies), the directors or the members of the committee as appropriate. In cases where some emergency or business necessity makes it necessary or highly desirable to have some action taken by the board of directors, the directors may be polled personally, by telephone, telegraph, facsimile or other means and any action will be deemed the action of the entire board of directors if approved by a two-thirds (2/3) majority of the entire board of directors even if not all the directors were polled. All actions taken pursuant to this Article shall be reviewed at the next regular meeting of the board of directors and either reaffirmed or disapproved.

ARTICLE VIII: MISCELLANEOUS

                 (a) Seal - The following is an impression of the Seal adopted by the board of directors of this association:

Any officer of the Bank shall have authority to affix the Corporate Seal of this association and to attest the same.

                 (b) Additional or Alternative Meeting Dates - The dates established herein for any committee or the trust board to meet may be changed by such committee. Additional meetings of any committee or the trust board may be called by the Chairman, the President or the executive committee.

ARTICLE IX: AMENDMENTS OF BY-LAWS

         The Board of Directors shall have the power to make, amend, and repeal the By-Laws of the Bank by a vote of a majority of all the directors; and these By-Laws shall be automatically amended to conform from time to time with the regulations of the Comptroller of the Currency, any statutes enacted by Congress pertaining to national banks and, where applicable, any statutes of the State of Tennessee.

                                                                       EXHIBIT 7

                                                       Board of Governors of the Federal Reserve System
                                                       OMB Number: 7100-0036

                                                       Federal Deposit Insurance Corporation
                                                       OMB Number: 3064-0052

                                                       Office of the Comptroller of the Currency
                                                       OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL     Expires March 31, 2001

--------------------------------------------------------------------------------

                                                                               1
(FEDERAL FINANCIAL INSTITUTIONS EXAMINATION
 COUNCIL LOGO)                                         Please refer to page i,
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                      (19980930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1998   ------------
                                                      (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Robert F. Ryan, Vice President
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Robert F. Ryan
------------------------------------------------------
Signature of Officer Authorized to Sign Report

          10/27/98
------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ John W. Clay, Jr.
--------------------------------------------------------
Director (Trustee)

/s/ Sam Franklin, III
--------------------------------------------------------
Director (Trustee)

/s/ Lipscomb Davis, Jr.
--------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number
                       ------------
                       (RCRI 9050)            -----------------------------------------------
                                              Legal Title of Bank (TEXT 9010)

                                              -----------------------------------------------
                                              City (TEXT 9130)

                                              -----------------------------------------------
                                              State Abbrev. (TEXT 9200)  ZIP Code (TEXT 9220)


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

SunTrust Bank, Nashville, N.A.                Call Date:         09/30/1998       State #:    472100     FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:         D                'Cert #:    04955        RI-1
ATLANTA, GA 30302                             Transit #:         06400004

                                                                               3

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1998 -- SEPTEMBER 30, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI -- INCOME STATEMENT

                                                                          I480<-

                                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                      RIAD
                                                                    ----
          (a) Loans secured by real estate                          4011       62,244      1.a.1.a
          (b) Loans to depository institutions                      4019        7,781      1.a.1.b
          (c) Loans to finance agricultural production and
              other loans to farmers                                4024          476      1.a.1.c
          (d) Commercial and industrial loans                       4012       68,607      1.a.1.d
          (e) Acceptances of other banks                            4026            0      1.a.1.e
          (f) Loans to individuals for household, family,
              and other personal expenditures:
              (1) Credit cards and related plans                    4054           23      1.a.1.f.1
              (2) Other                                             4055       26,450      1.a.1.f.2
          (g) Loans to foreign governments and official
              institutions                                          4056            0      1.a.1.g
          (h) Obligations (other than securities and leases)
              of states and political subdivisions in the U.S.:
              (1) Taxable obligations                               4503            0      1.a.1.h.1
              (2) Tax-exempt obligations                            4504        2,248      1.a.1.h.2
          (i) All other loans in domestic offices                   4058        6,818      1.a.1.i
      (2) In foreign offices, Edge and Agreement subsidiaries,
          and IBFs                                                  4059            0      1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases                                            4505        6,378      1.b.1
      (2) Tax-exempt leases                                         4307            0      1.b.2
   c. Interest income on balances due from depository
      institutions: (1)
      (1) In domestic offices                                       4105           77      1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries,
          and IBFs                                                  4106            0      1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency
          obligations                                               4027       17,315      1.d.1
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities                                    4506          316      1.d.2.a
          (b) Tax-exempt securities                                 4507        1,660      1.d.2.b
      (3) Other domestic debt securities                            3657            0      1.d.3
      (4) Foreign debt securities                                   3658            9      1.d.4
      (5) Equity securities (including investments in mutual
          funds)                                                    3659          904      1.d.5
   e. Interest income from trading assets                           4069            0      1.e


------------
   (1) Includes interest income on time certificates of deposits not held for trading.

SunTrust Bank, Nashville, N.A.                Call Date:         09/30/1998       State #:    472100     FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:         D                Cert #:     04955        RI-2
ATLANTA, GA 30302                             Transit #:         06400004

                                                                               4

SCHEDULE RI -- CONTINUED

                                                                                                   Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
1. Interest income (continued)
                                                                                  RIAD  YEAR-TO-DATE
       f. Interest income on federal funds sold and securities purchased          ----
          under agreements to resell                                              4020     13,065                      1.f
       g. Total interest income (sum of items 1.a through 1.f)                    4107    214,371                      1.g
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)                     4508      1,134                      2.a.1.a
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)                          4509     29,902                      2.a.1.b.1
               (2) Other savings deposits                                         4511      2,322                      2.a.1.b.2
               (3) Time deposits of $100,000 or more                              A517     11,626                      2.a.1.b.3
               (4) Time deposits of less than $100,000                            A518     19,668                      2.a.1.b.4
       (2) Interest on deposits in foreign offices, Edge and agreement
           subsidiaries, and IBFs                                                 4172      9,503                      2.a.2
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase                                                   4180     27,879                      2.b
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and on other borrowed money                                   4185      9,018                      2.c
    d. Not applicable
    e. Interest on subordinated notes and debentures                              4200          0                      2.e
    f. Total interest expense (sum of items 2.a through 2.e)                      4073    111,052     RIAD             2.f
                                                                                                      ----
3.  Net interest income (item 1.g minus 2.f)                                                          4074   103,319   3.
4.  Provisions:
    a. Provision for credit losses                                                                    4230     2,726   4.a
    b. Provision for allocated transfer risk                                                          4243         0   4.b
5.  Noninterest income:                                                           RIAD
                                                                                  ----
    a. Income from fiduciary activities                                           4070     17,784                      5.a
    b. Service charges on deposit accounts in domestic offices                    4080     16,488                      5.b
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d)                                                     A220          0                      5.c
    d. -e. Not applicable
    f. Other noninterest income:
       (1) Other fee income                                                       5407     19,785                      5.f.1
       (2) All other noninterest income*                                          5408      7,267     RIAD             5.f.2
                                                                                                      ----
    g. Total noninterest income (sum of items 5.a through 5.f)                                        4079    61,324   5.g
6.  a. Realized gains (losses) on held-to-maturity securities                                         3521         0   6.a
    b. Realized gains (losses) on available-for-sale securities                                       3196       (77)  6.b
7.  Noninterest expense:                                                          RIAD
                                                                                  ----
    a. Salaries and employee benefits                                             4135     40,145                      7.a
    b. Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest)            4217      8,234                      7.b
    c. Other noninterest expense*                                                 4092     45,477     RIAD             7.c
                                                                                                      ----
    d. Total noninterest expense (sum of items 7.a through 7.c)                                       4093    93,856   7.d
8.  Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                         4301    67,984   8.
9.  Applicable income taxes (on item 8)                                                               4302    24,616   9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)                                                                                  4300    43,368   10.
11. Extraordinary items and other adjustments, net of income taxes*                                   4320         0   11
12. Net income (loss) (sum of items 10 and 11)                                                        4340    43,368   12.


----------
  * Describe on Schedule RI-E - Explanations.

SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D               Cert #:    04955           RI-3
ATLANTA, GA 30302                           Transit #:      06400004


                                                                               5

 SCHEDULE RI - CONTINUED

                                                                                    Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
                                                                                                                 1481<-

                                                                                    Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
MEMORANDA
1. Interest expense incurred to carry tax-exempt securities,                   RIAD         YEAR-TO-DATE
   loans, and leases acquired after August 7, 1986, that is                    ----
   not deductible for federal income tax purposes                              4513                  423    M.1
2. Income from the sale and servicing of mutual funds and
   annuities in domestic offices (included in Schedule RI, item 8)             8431                4,508    M.2
3. - 4. Not applicable
5. Number of full-time equivalent employees on payroll at end                                   NUMBER
   of current period (round to nearest whole number)                           4150                1,089    M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet
   as a result of applying push accounting this calendar year,                           CCYY / MM / DD
   report the date of the bank's acquisition                                   9106                  N/A    M.7
8. Trading revenue (from cash instruments and off-balance
   sheet derivative instruments)(sum of Memorandum items
   8.a through 8.d must equal Schedule RI, item 5.c):
   a. Interest rate exposures                                                  8757                    0    M.8.a
   b. Foreign exchange exposures                                               8758                    0    M.8.b
   c. Equity security and index exposures                                      8759                    0    M.8.c
   d. Commodity and other exposures                                            8760                    0    M.8.d
9. Impact on income of off-balance sheet derivatives held
   for purposes other than trading:
   a. Net increase (decrease) to interest income                               8761                   90    M.9.a
   b. Net (increase) decrease to interest expense                              8762                    0    M.9.b
   c. Other (noninterest) allocations                                          8763                    0    M.9.c
10. Credit losses on off-balance sheet derivatives
    (see instructions)                                                         A251                    0    M.10
11. Does the reporting bank have a Subchapter S election
    in effect for federal income tax purposes for the                                        Yes / No
    current tax year?                                                          A530                   NO    M.11
12. Deferred portion of total applicable income taxes
    included in Schedule RI, items 9 and 11 (to be reported
    with the December Report of Income)                                        4772                  N/A    M.12


------------
  (1) For example, a bank acquired on June 1, 1997, would report 1997/06/01
   *  Describe on Schedule RI-E - Explanations.

SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D                Cert #:   04955           RI-4
ATLANTA, GA 30302                           Transit #:      06400004


                                                                               6

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                           1483 <-


                                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------
                                                                            RIAD
1.  Total equity capital originally reported in the December                -----
    31, 1997, Reports of Condition and Income                                3215     328,092   1
2.  Equity capital adjustments from amended Reports of income, net*          3216           0   2.
3.  Amended balance end of previous calendar year (sum of
    items 1 and 2)                                                           3217     328,092   3.
4.  Net income (loss) (must equal Schedule RI, item 12)                      4340      43,368   4.
5.  Sale, conversion, acquisition, or retirement of capital
    stock, net                                                               4346           0   5.
6.  Changes incident to business combinations, net                           4356           0   6.
7.  LESS: Cash dividends declared on preferred stock                         4470           0   7.
8.  LESS: Cash dividends declared on common stock                            4460      24,275   8.
9.  Cumulative effect of changes in accounting principles from
    prior years* (see instructions for this schedule)                        4411           0   9.
10. Corrections of material accounting errors from prior years*
    (see instructions for this schedule)                                     4412           0   10.
11. Change in net unrealized holding gains (losses) on available-
    for-sale securities                                                      8433       1,585   11.
12. Foreign currency translation adjustments                                 4414           0   12
13. Other transactions with parent holding company* (not included
    in item 5, 7, or 8 above)                                                4415           0   13
14. Total equity capital end of current period (sum of items 3
    through 13) must equal Schedule RC, item 28)                             3210     348,770   14


---------
  * Describe on Schedule RI-E - Explanations.

SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND
                 CHANGES IN ALLOWANCE FOR CREDIT LOSSES

PART 1. Charge-offs and Recoveries on Loans and Leases(1)

Part 1 excludes charge-offs and recoveries through the
allocated transfer risk reserve.                                         1486 <-


                                                                                Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
                                                                        --Calendar year-to-date--
                                                                     (Column A)            (Column B)
1. Loans secured by real estate:                           RIAD      Charge-offs    RIAD    Recoveries
                                                           ----                     ----
   a. To U.S. addressees (domicile)                        4651               72    4661           200   1.a
   b. To non-U.S. addressees (domicile)                    4652                0    4662             0   1.b
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions                                         4653                0    4663             0   2.a
   b. To foreign banks                                     4654                0    4664             0   2.b
3. Loans to finance agricultural production and other
   loans to farmers                                        4655                0    4665             0   3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                        4645               41    4617           448   4.a
   b. To non-U.S. addressees (domicile)                    4646                0    4618             0   4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans                       4656               36    4666            14   5.a.
   b. Other (includes single payment, installment,
      and all student loans)                               4657            3,661    4667         1,600   5.b.
6. Loans to foreign governments and official
   institutions                                            4643                0    4627             0   6
7. All other loans                                         4644              300    4628           197   7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                        4658              389    4668           134   8.a.
   b. Of non-U.S. addressees (domicile)                    4659                0    4669             0   8.b.
9. Total (sum of items 1 through 8)                        4635            4,499    4605         2,593   9


SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D                Cert #:   04955           RI-4
ATLANTA, GA 30302                           Transit #:      06400004

                                                                               7

SCHEDULE RI-B - CONTINUED

Part I. Continued

MEMORANDA


                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
1. - 3. Not applicable.                                                         --CALENDAR YEAR-TO-DATE--
4. Loans to finance commercial real estate, construction,                     (Column A)          (Column B)
   and land development activities (not secured by real               RIAD    Charge-offs   RIAD  Recoveries
   estate) included in Schedule RI-B, part I, items 4                 ----                  ----
   and 7, above                                                       5409              0   5410           0     M.4
5. Loans secured by real estate in domestic offices
   (included in Schedule RI-B, part I, item 1, above):
    a. Construction and land development                              3582              0   3583           3     M.5.a
    b. Secured by farmland                                            3584              0   3585           0     M.5.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit                                                  5411              0   5412           7     M.5.c.1
       (2) All other loans secured by 1-4 family residential
           properties                                                 5413             11   5414         170     M.5.c.2

    d. Secured by multifamily (5 or more) residential properties      3588              0   3589           0     M.5.d

    e. Secured by nonfarm nonresidential properties                   3590             61   3591          20     M.5.e

PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES


                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                      RIAD
1. Balance originally reported in the December 31, 1997,                              ----
   Reports of Condition and Income                                                    3124        59,211       1.
2. Recoveries (must equal or exceed part I, item 9,
   column B above)                                                                    2419         2,593       2.
3. LESS: Charge-offs (must equal or exceed part I, item 9,
   column A above)                                                                    2432         4,499       3.
4. Provision for credit losses (must equal Schedule RI, item 4.a)                     4230         2,726       4.
5. Adjustments * (see instructions for this schedule)                                 4815             0       5.
6. Balance end of current period (sum of items 1 through 5)
  (must equal or exceed Schedule RC, item 4.b)                                        A512        60,031       6



------------
  * Describe on Schedule RI-E - Explanations.

SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D                Cert #:   04955           RI-4
ATLANTA, GA 30302                           Transit #:      06400004

                                                                               8

SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                         I492 <-


                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
 1. Interest income and expense booked at foreign offices,
    Edge and Agreement subsidiaries, and IBFs:                         RIAD      Year-to-Date
                                                                       ----
    a. Interest Income booked                                          4837                 0      1.a
    b. Interest expense booked                                         4838                 0      1.b
    c. Net interest income booked at foreign offices, Edge
       and Agreement subsidiaries, and IBFs (item 1.a minus 1.b)       4839                 0      1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations
      booked at domestic offices                                       4840                 0      2.a
   b. Net interest income attributable to domestic business
      booked at foreign offices                                        4841                 0      2.b
   c. Net booking location adjustment (item 2.a minus 2.b)             4842                 0      2.c
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations      4097                 0      3.a
   b. Provision for loan and lease losses attributable to
      international operations                                         4235                 0      3.b
   c. Other noninterest expense attributable to international
      operations                                                       4239                 0      3.c
   d. Net noninterest income (expense) attributable to
      international operations (item 3.a minus 3.b and 3.c)            4843                 0      3.d
4. Estimated pretax income attributable to international operations before capital allocation adjustment (sum of items 1.c, 2.c,
   and 3.d)                                                            4844                 0      4
5. Adjustment to pretax income for internal allocations to
   international operations to reflect the effects of equity
   capital on overall bank funding costs                               4845                 0      5
6. Estimated pretax income attributable to international
   operations after capital allocation adjustment (sum of
   items 4 and 5)                                                      4846                 0      6
7. Income taxes attributable to income from international
   operations as estimated in item 6                                   4797                 0      7
8. Estimated net income attributable to international
   operations (item 6 minus 7)                                         4341                 0      8



                                                                           Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
MEMORANDA                                                              RIAD
                                                                       ----
1. Intracompany interest income included in item 1.a above             4847                 0      M.1
2. Intracompany interest expense included in item 1.b above            4848                 0      M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS



                                                                           Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
                                                                       RIAD      Year-to-Date
                                                                       ----
1. Interest income booked at IBFs                                      4849                 0      1
2. Interest expense booked at IBFs                                     4850                 0      2
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items                           5491                 0      3.a
   b. Fees and other noninterest income                                5492                 0      3.b
4. Provision for loan and lease losses attributable to
   international operations booked at domestic offices
   (excluding IBFs)                                                    4852                 0      4
5. Other noninterest expense attributable to international
   operations booked at domestic offices (excluding IBFs)              4853                 0      5


SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D                Cert #:   04955           RI-4
ATLANTA, GA 30302                           Transit #:      06400004

                                                                              9

SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                        1495<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f. (2):
                                                                                                    RIAD   Year-to-Date
                                                                                                    ----   ------------

   a. Net gains (losses) on other real estate owned                                                 5415       2,996     1.a
   b. Net gains (losses) on sales of loans                                                          5416       1,893     1.b
   c. Net gains (losses) on sales of premises and fixed assets                                      5417           0     1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):

                 TEXT
                                                                                                    RIAD
                                                                                                    ----

   d. 4461                                                                                          4461           0     1.d
   e. 4462                                                                                          4462           0     1.e
   f. 4463                                                                                          4463           0     1.f
2. Other noninterest expense (from Schedule RI, item 7.c):

                                                                                                           Year-to-Date
                                                                                                           ------------
   a. Amortization expense of intangible assets                                                     4531           0     2.a
      Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned                                                 5418           0     2.b
   c. Net (gains) losses on sales of loans                                                          5419           0     2.c
   d. Net (gains) losses on sales of premises and fixed assets                                      5420           0     2.d
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7c:

                 TEXT
                                                                                                    RIAD
                                                                                                    ----
   e. 4464 I/C DATA PROCESSING FEE                                                                  4464      18.052     2.e
   f. 4467                                                                                          4467           0     2.f
   g. 4468                                                                                          4468           0     2.g
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI item 11.b) (itemize and describe all extraordinary items and other adjustments):

                 TEXT
                                                                                    RIAD            RIAD
                                                                                    ----            ----
   a. (1) 4469                                                                                      4469           0     3.a.l
        (2) Applicable income tax effect                                            4486      0                          3.a.2
   b. (1) 4487                                                                                      4487           0     3.b.1
        (2) Applicable income tax effect                                            4488      0                          3.b.2
   C. (1) 4489                                                                                      4489           0     3.c.1
        (2) Applicable income tax effect                                            4491      0                          3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a.4492                                                                                           4492           0    4.a
   b.4493                                                                                           4493           0    4.b
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a. 4494                                                                                          4494           0     5.a
   b. 4495                                                                                          4495           0     5.b
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10) (itemize and describe all corrections):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a. 4496                                                                                          4496           0     6.a
   b. 4497                                                                                          4497           0     6.b

SunTrust Bank, Nashville, N.A.              Call Date:      09/30/1998      State #:   472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:      D                Cert #:   04955           RI-4
ATLANTA, GA 30302                           Transit #:      06400004

SCHEDULE RI-E-CONTINUED                                                       10


                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):

                 TEXT
                                                                                                    RIAD   Year-to-Date
                                                                                                    ----   ------------
    a. 4498                                                                                         4498            0     7.a
    b. 4499                                                                                         4499            0     7.b

 S. Adjustments to allowance for credit losses (from Schedule RI-B, part 11, item 5)
    (itemize and describe all adjustments):

                 TEXT
                                                                                                    RIAD
                                                                                                    ----
    a. 4521                                                                                         4521           0      8.a
    b. 4522                                                                                         4522           0      8.b

                                                                                                                 1498   1499 <-
9. Other explanations (the space below is provided for bank to briefly describe, at its option, any
   other significant items affecting the Report of Inco   RIAD
   X = NO COMMENT - Y = COMMENT ________________________  4769       X
   Other explanations (please type or print clearly):

           TEXT 4769 (70 characters per line

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SunTrust Bank, Nashville, N.A.               Call Date:      09/30/1998         State #:          472100       FFIEC 031
P.O. BOX 4418 CENTER 632                     Vendor ID:      D                   Cert #:          04955          RC-1
ATLANTA, GA 30302                            Transit #:      06400004

                                                                              11

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                        C400  <-


                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions                                     RCFD
   (from Schedule RC-A):                                                                   ----
   a. Noninterest-bearing balances and currency and coin (1)                               0081         182,882     1.a
   b. Interest-bearing balances (2)                                                        0071           1,922     1.b
 2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)                           1754               0     2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)                         1773         494,617     2.b
 3. Federal funds sold and securities purchased under agreements to
    resell                                                                                 1350         339,750     3
 4. Loans and lease financing receivables:                             RCFD
                                                                       ----
   a. Loans and leases, net of unearned income (from Schedule RC-C)    2122    3,366,991                            4.a
   b. LESS: Allowance for loan and lease losses                        3123       60,031                            4.b
   c. LESS: Allocated transfer risk reserve                            3128            0   RCFD                     4.c
   d. Loans and leases, net of unearned income, allowance,                                 ----
      and reserve (item 4.a minus 4.b and 4.c)                                             2125       3,306,960     4.d
 5. Trading assets (from Schedule RC-D)                                                    3545               0     5.
 6. Premises and fixed assets (including capitalized leases)                               2145          35,052     6.
 7. Other real estate owned (from Schedule RC-M)                                           2150           4,156     7.
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                         2130           5,241     8.
 9. Customers' liability to this bank on acceptances outstanding                           2155             281     9.
10. Intangible assets (from Schedule RC-M)                                                 2143               0     10.
11. Other assets (from Schedule RC-F)                                                      2160          36,635     11.
12. Total assets (sum of items 1 through 11)                                               2170       4,407,496     12


---------------
  (1) Includes cash items in process of collection and unposted debits.
  (2) Includes time certificates of deposit not held for trading.


SunTrust Bank, Nashville, N.A.                Call Date:      09/30/1998       State #:      472100       FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:      0                 Cert #:      04955          RC-2
ATLANTA, GA 30302                             Transit #:      06400004

                                                                              12

SCHEDULE RC - CONTINUED


                                                                                                    Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                       RCON
    a. In domestic offices (sum of totals of columns A and C                                        ----
       from Schedule RC-E, part I)                                            RCON                  2200      2,739,176   13.a
                                                                              ----
       (1) Noninterest-bearing (1)                                            6631       609,964                          13.a.1
       (2) Interest-bearing                                                   6636     2,129,212                          13.a.2
                                                                                                    RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                ----
       (from Schedule RC-E, part II)                                          RCFN                  2200        100,968   13.b
                                                                              ----
       (1) Noninterest-bearing                                                6631             0                          13.bl
       (2) Interest-bearing                                                   6636       100,968    RCFD                  13.b2
14. Federal funds purchased and securities sold under agreements                                    ----
    to repurchase                                                                                   2800      1,051,700   14
                                                                                                    RCON
                                                                                                    ----
15. a. Demand notes issued to the U.S. Treasury                                                     2840              0   15.a
                                                                                                    RCFD
                                                                                                    ----
    b. Trading liabilities (from Schedule RC-D)                                                     3548              0   15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less                                                2332         63,300   16.a
    b. With a remaining maturity of more than one year through
       three years                                                                                  A547         28,236   16.b
    c. With a remaining maturity of more than three years                                           A548         50,000   16.c
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                        2920            281   18
19. Subordinated notes and debentures(2)                                                            3200              0   19
20. Other liabilities (from Schedule RC-G)                                                          2930         25,065   20
21. Total liabilities (sum of items 13 through 20)                                                  2948      4,058,726   21
22. Not applicable
 EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                   3838              0   23
24. Common stock                                                                                    3230         25,000   24
25. Surplus (exclude all surplus related to preferred stock)                                        3839         73,296   25
26. a. Undivided profits and capital reserves                                                       3632        246,712   26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities                                                                                   8434          3,762   26.b
27. Cumulative foreign currency translation adjustments                                             3284              0   27
28. Total equity capital (sum of items 23 through 27)                                               3210        348,770   28
29. Total liabilities and equity capital (sum of items 21 and 28)                                   3300      4,407,496   29
  MEMORANDUM
  TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement
     below that best describes the most comprehensive level of                                      RCFD        Number
     auditing work performed for the bank by independent external                                   ----
     auditors as of any date during 1997                                                            6724            N/A   M.1

  1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
  2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
  3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
  4 = Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)
  5 = Review of the bank's financial statements by external auditors
  6 = Compilation of the bank's financial statements by external auditors
  7 = Other audit procedures (excluding tax preparation work)
  8 = No external audit work

----------
  (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
  (2) Includes limited-life preferred stock and related surplus.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-3
ATLANTA, GA 30302                Transit #:     06400004

                                                                             13

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                                       C405<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                               (Column A)       (Column B)
                                                                                              Consolidated       Domestic
                                                                                                  Bank           Offices

                                                                                          RCFD            RCON
                                                                                          ----            ----
 1. Cash items in process of collection, unposted debits, and currency and
    coin                                                                                   0022   153,740                 1
    a. Cash items in process of collection and unposted debits                                             0020   111,948 1.a
    b. Currency and coin                                                                                   0080    41,792 1.b
 2. Balance due from depository institutions in the U.S.                                                   0082    14,065 2
    a. U.S. branches and agencies of foreign banks (including their IBFs)                  0083         0                 2.a
    b. Other commercial banks in the U.S. and other depository institutions
       in the U.S. (including their IBFs)                                                  0085    14,065                 2.b
 3. Balances due from banks in foreign countries and foreign central banks                                 0070         0 3
    a. Foreign branches of other U.S. banks                                                0073         0                 3.a
    b. Other banks in foreign countries and foreign central banks                          0074         0                 3.b
 4. Balances due from Federal Reserve Banks                                                0090    16,999  0090    16,999 4
 5. Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b)                                                 0010   184,804  0010   184,804 5



 MEMORANDUM

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----

 1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
   column B above)                                                                                         0050    12,143 M.1


 Schedule RC-B - Securities

 Exclude assets held for trading.

                                                                                                                         C410 <-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                              ------Held-to-maturity-----     ------Available-for-sale------
                                                                 (Column A)     (Column B)       (Column C)      (Column D)
                                                               Amortized Cost   Fair Value     Amortized Cos    Fair Value(l)

                                                           RCFD            RCFD            RCFD            RCFD
                                                           ----            ----            ----            ----
 1. U.S. Treasury securities                               0211         0  0213         0  1286    64,772  1287    67,361 1

 2. U.S. Government agency obligations (exclude
    mortgage-backed securities):
    a. Issued by U.S. Government agencies (2)              1289         0  1290         0  1291         0  1293         0 2.a
    b. Issued by U.S. Government-sponsored
      agencies (3)                                         1294         0  1295         0  1297    26,158  1298    26,617 2.b

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-4
ATLANTA, GA 30302                Transit #:     06400004

                                                                             14

SCHEDULE RC-B - CONTINUED

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                              ------Held-to-maturity-----     ------Available-for-sale------
                                                                 (Column A)     (Column B)       (Column C)      (Column D)
                                                               Amortized Cost   Fair Value     Amortized Cos    Fair Value(l)

                                                           RCFD            RCFD            RCFD            RCFD
                                                           ----            ----            ----            ----
3. Securities issued by states and political
   subdivisions in the U.S.
   a. General obligations                                  1676         0  1677         0  1678    43,519  1679    44,375 3.a
   b. Revenue obligations                                  1681         0  1686         0  1690     5,934  1691     6,016 3.b
   c. Industrial development
      and similar obligations                              1694         0  1695         0  1696         0  1697         0 3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA                               1698         0  1699         0  1701    30,305  1702    30,815 4.a.1
      (2) Issued by FNMA and FHLMC                         1703         0  1705         0  1706    27,416  1707    28,189 4.a.2
      (3) Other pass-through securities                    1709         0  1710         0  1711         0  1713         0 4.a.3
   b. Other mortgage-backed securities
      (include (CMOs, REMICs and stripped MBS):
                                                           RCFD            RCFD            RCFD            RCFD
                                                           ----            ----            ----            ----
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA                                   1714         0  1715         0  1716   274,028  1717   274,855 4.b.1
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA                          1718         0  1719         0  1731         0  1732        0  4.b.2
     (3) All other mortgage-backed securities              1733         0  1734         0  1735         0  1736           4.b.3
5. Other debt securities:
   a. Other domestic debt securities                       1737         0  1738         0  1739       250  1741       250 5.a
   b. Foreign debt securities                              1742         0  1743         0  1744       150  1746       150 5.b

                                                                                           RCFD            RCFD
                                                                                           ----            ----
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with
      readily determinable fair values                                                     A510         0  A511         0 6.a
   b. All other equity securities(l)                                                       1752    15,989  1753    15,989 6.b
7. Total (sum of items 1 through 6) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)
                                                           RCFD            RCFD            RCFD            RCFD
                                                           ----            ----            ----            ----
                                                           1754         0  1771         0  1772   488,521  1773   494,617 7

----------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SunTrust Bank, Nashville, N.A.               Call Date:      09/30/1998        State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632                     Vendor ID:      D                  Cert #:      04955           RC-5
ATLANTA, GA 30302                            Transit #:      06400004

                                                                              15

 SCHEDULE RC-B - CONTINUED
                                                                        C412 <-


 MEMORANDA                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
                                                                           RCFD
                                                                           ----
 1. Pledged securities(2)                                                  0416      226,872     M.1
 2. Maturity and repricing data for debt securities
    (1,2)(excluding those in nonaccrual status):
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.;
       other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien
       1-4 family residential mortgages with a remaining maturity
       or repricing frequency of: (3,4)                                    RCFD
                                                                           ----
       (1) Three months or less                                            A549        5,245     M.2.al
       (2) Over three months through 12 months                             A550       33,964     M.2.a2
       (3) Over one year through three years                               A551       59,316     M.2.a3
       (4) Over three years through five years                             A552       35,619     M.2.a4
       (5) Over five years through 15 years                                A553        9,015     M.2.a5
       (6) Over 15 years                                                   A554        1,610     M.2.a6
    b. Mortgage pass-through securities backed by closed-end
       first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
       (1) Three months or less                                            A555       21,363     M.2.bl
       (2) Over three months through 12 months                             A556       30,567     M.2.b2
       (3) Over one year through three years                               A557        4,285     M.2.b3
       (4) Over three years through five years                             A558          374     M.2.b4
       (5) Over five years through 15 years                                A559          995     M.2.b5
       (6) Over 15 years                                                   A560        1,420     M.2.b6
    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through
       securities) with an expected average life of: (6)
       (1) Three years or less                                             A561      230,304     M.2.cl
       (2) Over three years                                                A562       44,551     M.2.c2
    d. Fixed rate AND floating rate debt securities with a
       REMAINING MATURITY of one year or less (included in
       Memorandum items 2.a through 2.c above)                             A248       38,312     M.2.d
3. - 6. Not applicable
7. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer)                                                    1778            0     M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost                                                       8780            0     M.8.a
   b. Fair value                                                           8781            0     M.8.b
9. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule RC-B, items 2,
   3, and 5):
   a. Amortized cost                                                       8782            0     M.9.a
   b. Fair value                                                           8783            0     M.9.b


---------
  (1) Include held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
  (2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
  (3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
  (4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-6
ATLANTA, GA 30302                Transit #:     06400004

SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                     C415 <-


                                                                                                Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                             --(Column A)--            --(Column B)--

                                                                               Consolidated                Domestic
                                                                       RCFD      Bank                      Offices
                                                                       ----
  1. Loans secured by real estate                                      1410     1,065,041      RCON                      1
                                                                                               ----
     a. Construction and land development                                                      1415         44,372       1.a
     b. Secured by farmland (including farm residential
        and other improvements)                                                                1420          2,072       1.b
     c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family
            residential properties and extended under lines of credit                          1797         77,698       1.c.1
        (2) All other loans secured by 1-4 family residential
            properties
           (a) Secured by first liens                                                          5367        626,814       1.c.2a
           (b) Secured by junior liens                                                         5368         16,808       1.c.2b
     d. Secured by multifamily (5 or more) residential properties                              1460          5,422       1.d
     e. Secured by nonfarm nonresidential properties                                           1480        291,855       1.e
  2. Loans to depository institutions:
     a. To commercial banks in the U.S.                                                        1505        122,561       2.a
        (1) To U.S. branches and agencies of foreign banks             1506             0                                2.al
        (2) To other commercial banks in the U.S.                      1507       122,561                                2.a2
     b. To other depository institutions in the U.S.                   1517             0      1517              0       2.b
     c. To banks in foreign countries                                                          1510              0       2.c
        (1) To foreign branches of other U.S. banks                    1513             0                                2.cl
        (2) To other banks in foreign countries                        1516             0                                2.c2
  3. Loans to finance agricultural production and other
     loans to farmers                                                  1590        10,703      1590         10,703       3.
  4. Commercial and industrial loans:
     a. To U.S. addressees (domicile)                                  1763     1,384,432      1763      1,384,432       4.a
     b. To non-U.S. addressees (domicile)                              1764             0      1764              0       4.b
  5. Acceptances of other banks:
     a. Of U.S. banks                                                  1756             0      1756              0       5.a
     b. Of foreign banks                                               1757             0      1757              0       5.b
  6. Loans to individuals for household, family, and other
     personal expenditures (i.e., consumer loans) (includes
     purchased paper)                                                                          1975        408,629       6
     a. Credit cards and related plans (includes check
        credit and other revolving credit plans)                       2008           332                                6.a
     b. Other (includes single payment, installment,
        and all student loans)                                         2011       408,297                                6.b
  7. Loans to foreign government and official institutions
    (including foreign central banks)                                  2081             0      2081              0       7
  8. Obligations (other than securities and leases) of states
     and political subdivisions in the U.S.                            2107        40,610      2107         40,610       8
  9. Other loans                                                       1563       193,630                                9
     a. Loans for purchasing or carrying securities
     (secured and unsecured)                                                                   1545         63,936       9.a
     b. All other loans (exclude consumer loans)                                               1564        129,694       9.b
 10. Lease financing receivables (net of unearned income)                                      2165        141,385       10
     a. Of U.S. addressees (domicile)                                  2182       141,385                                10.a
     b. Of non-U.S. addressees (domicile)                              2183             0                                10.b
 11. LESS: Any unearned income on loans reflected in
     items 1-9 above                                                   2123             0      2123              0       11.
 12. Total loans and leases, net of unearned income (sum
     of items 1 through 10 minus item 11) (total of column A
     must equal Schedule RC, item 4.a)                                 2122     3,366,991      2122      3,366,991       12


SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:      04955           RC-7
ATLANTA, GA 30302                Transit #:     06400004

 PART I. CONTINUED

MEMORANDA                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCFD
                                                                                                       ----
1. Not applicable
2. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)                                                                 1687            0  M.2.a.1
      (2) To non-U.S. addressees (domicile)                                                             1689            0  M.2.a.2
   b. All other loans and lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)                               8691               M.2.b
   c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
      above                                                                                             8692               M.2.c
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or repricing frequency of: (1, 2)
                                                                                                        RCON
                                                                                                        ----
      (1) Three months or less                                                                          A564       31.367  M.3.al
      (2) Over three months through 12 months                                                           A565       99.937  M.3.a2
      (3) Over one year through three years                                                             A566      223,707  M.3.a3
      (4) Over three years through five years                                                           A567      194.421  M.3.a4
      (5) Over five years through 15 years                                                              A568       46.893  M.3.a5
      (6) Over 15 years                                                                                 A569       23,214  M.3.a6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1,3)

                                                                                                        RCFD
                                                                                                        ----
      (1) Three months or less                                                                          A570    1,897,023  M.3.bl
      (2) Over three months through 12 months                                                           A571      146,037  M.3.b2
      (3) Over one year through three years                                                             A572      233,906  M.3.b3
      (4) Over three years through five years                                                           A573      302,495  M.3.b4
      (5) Over five years through 15 years                                                              A574      157,557  M.3.b5
      (6) Over 15 years                                                                                 A575          354  M.3.b6
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I, items 1
      through 10, column A) with a REMAINING MATURITY of one year or less                               A247    1,292,976  M.3.c

                                                                                                        RCON
                                                                                                        ----
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a
      REMAINING MATURITY of over five years                                                             5771       91,671  M.3.d
                                                                                                        RCFD
                                                                                                        ----
   e. Fixed rate AND floating rate commercial and industrial loans (reported in Schedule RC-C
      part I, Item 4, column A) with a REMAINING MATURITY of over three years                           A578      319,306  M.3.e

----------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-8
ATLANTA, GA 30302                Transit #:     06400004

PART I. CONTINUED

MEMORANDA                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFD
                                                                                                        ----
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6 (1)                                        2746       41,739  M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)                        5369       13,582  M.5

                                                                                                        RCON
                                                                                                        ----
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C,
   part I, item 1.c.(2)(a), column B, page RC-6)                                                        5370      499,078  M.6

----------

(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item l, column A.

SCHEDULE RC-D - TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule-RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                         C420 <-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
ASSETS
 1. U.S. Treasury securities in domestic offices                                                        3531            0  1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities)                                                                                  3532            0  2
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices              3533            0  3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                             3534            0  4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)                                                         3535            0  4.b
    c. All other mortgage-backed securities                                                             3536            0  4.c

 5. Other debt securities in domestic offices                                                           3537            0  5
 6. -8. NOT APPLICABLE
 9. Other trading assets in domestic offices                                                            3541            0  9

                                                                                                        RCFN
                                                                                                        ----
10. Trading assets in foreign offices                                                                   3542            0  10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
                                                                                                        RCON
                                                                                                        ----
    a. In domestic offices                                                                              3543            0  11.a

                                                                                                        RCFN
                                                                                                        ----
    b. In foreign offices                                                                               3543            0  11.b

                                                                                                        RCFD
                                                                                                        ----
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                   3545            0  12

                                                                                                        RCFD
                                                                                                        ----
LIABILITIES
13. Liability for short positions                                                                       3546            0  13
                                                                                                        RCFD
                                                                                                        ----
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts                                                                                           3547            0  14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)              3548            0  15

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-9
ATLANTA, GA 30302                Transit #:     06400004

SCHEDULE RC-E - DEPOSIT LIABILITIES

Part I. Deposits in Domestic Offices

                                                                                                                          C425 <-

                                                                          -Transaction Accounts-           -Nontransaction-
                                                                                                              Accounts
                                                                        (Column A)         (Column B)        (Column C)
                                                                           Total           Memo: Total          Total
                                                                        Transaction          Demand        nontransaction
                                        Dollar Amounts in Thousands      accounts           Deposits          Accounts
                                        ---------------------------  (including total     (included in       (including
                                                                     demand deposits)       column A)          MMDAs)

                                                                RCON                RCON              RCON
                                                                ----                ----              ----
DEPOSITS OF:
1. Individuals, partnerships and corporations                    2201      537,706  2240     469,540  2346     2,068,777  1
2. U.S. Government                                               2202        1,283  2280       1,283  2520             0  2
3. States and political subdivisions in the U.S.                 2203       70,253  2290       9,699  2530        23,378  3
4. Commercial banks in the U.S.                                  2206       28,700  2310      28,700  2550             0  4
5. Other depository institutions in the U.S.                     2207            0  2312           0  2349             0  5
6. Banks in foreign countries                                    2213            0  2320           0  2236             0  6
7. Foreign governments, and official institutions
   (including foreign central banks)                             2216            0  2300           0  2377             0  7
8. Certified and official checks                                 2330        9,079  2330       9,079                      8
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                                    2215      647,021  2210     518,301  2385     2,092,155  9

Memoranda                                                                                      Dollar Amounts in Thousands
---------                                                                                      ---------------------------
                                                                                                      RCON
                                                                                                      ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):

   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                             6835       118,764  M.1.a
   b. Total brokered deposits                                                                         2365             0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                               2343             0  M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less                   2344             0  M.1.c2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)                    A243             0  M.1.d1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)                        A244             0  M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collaterlized as required under state law)
      (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                  5590           N/A  M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 9, column C, above)
                                                                                                      RCON
                                                                                                      ----
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                       6810     1,200,435  M.2.al
      (2) Other savings deposits (excludes MMDAs)                                                     0352       163,122  M.2.a2
   b. Total time deposits of less than $100,000                                                       6648       471,346  M.2.b
   c. Total time deposits of $100,000 or more                                                         2604       257,252  M.2.c
3. All NOW accounts (included in column A above)                                                      2398       128,720  M.3
4. Not applicable

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-10
ATLANTA, GA 30302                Transit #:     06400004

                                                                             20
SCHEDULE RC-E - CONTINUED

Part I. Continued

Memoranda (continued)                                                                          Dollar Amounts in Thousands
---------------------                                                                          ---------------------------
                                                                                                      RCON
                                                                                                      ----
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1, 2)
                                                                                                      RCON
                                                                                                      ----

      (1) Three months or less                                                                        A579       184,884  M.5.al
      (2) Over three months through 12 months                                                         A580       162,171  M.5.a2
      (3) Over one year through three years                                                           A581       111,564  M.5.a3
      (4) Over three years                                                                            A582        12,727  M.5.a4
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a
      REMAINING MATURITY of one year or less (included in Memorandum items 5.a.(1)
      through 5.a.(4) above)                                                                          A241       329,261  M.5.b
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)

      (1) Three months or less                                                                        A584        94,811  M.6.al
      (2) Over three months through 12 months                                                         A585       106,519  M.6.a2
      (3) Over one year through three years                                                           A586        51,648  M.6.a3
      (4) Over three years                                                                            A587         4,274  M.6.a4
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a
      REMAINING MATURITY of one year or less (included in Memorandum items
      6.a.(1) through 6.a.(4) above)                                                                  A242       197,151  M.6.b

----------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(l) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

SunTrust Bank, Nashville, N.A.              Call Date:     09/30/1998      State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:     D               Cert #:        04955           RC-11
ATLANTA, GA 30302                           Transit #:     06400004

                                                                              21

SCHEDULE RC-E - CONTINUED

PART II. Deposits in Foreign Offices (including Edge and
Agreement Subsidiaries and IBFs)


 DEPOSITS OF:                                                                             Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                RCFN
                                                                                                ----
 1. Individuals, partnerships, and corporations                                                 2621      100,968   1
 2. U.S. banks (including IBFs and foreign branches of U.S. banks)                              2623            0   2
 3. Foreign banks (including U.S. branches and agencies of foreign
    banks, including their IBFs)                                                                2625            0   3
 4. Foreign governments and official institutions (including
    foreign central banks)                                                                      2650            0   4
 5. Certified and official checks                                                               2330            0   5
 6. All other deposits                                                                          2668            0   6
 7. Total (sum of items 1 through 6) (must equal Schedule
    RC, item 13.b)                                                                              2200      100,968   7

MEMORANDUM                                                                                Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                RCFN
 1. Time deposits with a remaining maturity of one                                              ----
    year or less (included in Part II, item 7 above)                                            A245      100,968   M.1


 SCHEDULE RC-F - OTHER ASSETS

                                                                                                                C430 <-

                                                                                          Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                RCFD
                                                                                                ----
1. Income earned, not collected on loans                                                        2164      21,397    1.
2. Net deferred tax assets (1)                                                                  2148           0    2.
3. Interest-only strips receivable (not in the
   form of a security)(2) on:
   a. Mortgage loans                                                                            A519           0    3.a
   b. Other financial assets                                                                    A520           0    3.b
4. Other (itemize and describe amounts that exceed 25%
   of this item)                                                                                2168      15,238    4.
           TEXT                                                         RCFD
                                                                        ----
   a. 3549 TRUST-ACCRUED INCOME                                         3549       4,662                            4.a
   b. 3550 SECURITIES-ACCRUED INCOME                                    3550       4,446                            4.b
   c. 3551                                                              3551           0        RCFD                4.c
                                                                                                ----
5. Total (sum of items 1 through 4) (must equal Schedule
   RC, item 11)                                                                                 2160      36,635    5.

                                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
MEMORANDUM                                                                                      RCFD
                                                                                                ----
1. Deferred tax assets disallowed for regulatory
   capital purposes                                                                             5610            0   M.1



 SCHEDULE RC-G - OTHER LIABILITIES

                                                                                                                C435 <-

                                                                                          Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ----
1. a. Interest accrued and unpaid on deposits
      in domestic offices(3)                                                                    3645        8,016   1.a
                                                                                                RCFD
                                                                                                ----
   b. Other expenses accrued and unpaid (includes accrued
      income taxes payable)                                                                     3646       10,999   1.b
2. Net deferred tax liabilities (1)                                                             3049        1,371   2.
3. Minority interest in consolidated subsidiaries                                               3000            0   3.
4. Other (itemize and describe amounts that exceed 25%
   of this item)                                                                                2938        4,679   4.
           TEXT                                                         RCFD
                                                                        ----
   a. 3552 I/C ACCTS PAYABLE-NB NI ST                                   3552       1,260                            4.a
   b. 3553                                                              3553           0                            4.b
   C. 3554                                                              3554           0        RCFD                4.c
                                                                                                ----
5. Total (sum of items 1 through 4) (must equal Schedule
   RC, item 20)                                                                                 2930       25,065   5.


(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, includes "dividends" accrued and unpaid on deposits.

SunTrust Bank, Nashville, N.A.               Call Date:     09/30/1998      State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632                     Vendor ID:     D                Cert #:      04955           RC-12
ATLANTA, GA 30302                            Transit #:     06400004

                                                                             22

SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                        C440 <-

                                                                           Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
                                                                                Domestic Offices

                                                                           RCON
                                                                           ----
 1. Customers' liability to this bank on acceptances outstanding           2155           281    1
 2. Bank's liability on acceptances executed and outstanding               2920           281    2
 3. Federal funds sold and securities purchased under agreements
    to resell                                                              1350       339,750    3
 4. Federal funds purchased and securities sold under agreements
    to repurchase                                                          2800     1,051,700    4
 5. Other borrowed money                                                   3190       141,536    5
    EITHER
 6. Net due from own foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                 2163             0    6
    OR
 7. Net due to own foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                 2941       101,010    7
 8. Total assets (excludes net due from foreign offices, Edge
    and Agreement subsidiaries, and IBFs)                                  2192     4,407,496    8
 9. Total liabilities (excludes net due to foreign offices, Edge
    and Agreement subsidiaries, and IBFs                                   3129     3,957,716    9

 IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF
 BOTH HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN
 DOMESTIC OFFICES.
 10. U.S. Treasury securities                                              1039        64,772    10
 11. U.S. Government agency obligations (exclude mortgage-backed
     securities)                                                           1041        26,158    11
 12. Securities issued by states and political subdivisions in the U.S.    1042        49,453    12
 13. Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                   1043        57,721    13.a.1
        (2) Other pass-through securities                                  1044             0    13.a.2
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                   1209       274,028    13.b.1
        (2) All other mortgage-backed securities                           1280             0    13.b.2
 14. Other domestic debt securities                                        1281           250    14
 15. Foreign debt securities                                               1282           150    15
 16. Equity securities:
    a. Investments in mutual funds and other equity securities
       with readily determinable fair values                               A510             0    16.a
    b. All other equity securities                                         1752        15,989    16.b
17. Total amortized (historical) cost of both held-to-maturity
    and available-for-sale securities (sum of items 10 through 16)         1374       488,521    17

MEMORANDUM
(to be completed only by banks with IBFs and other "foreign" offices)

                                                                           Dollar Amounts in Thousands
 ------------------------------------------------------------------------------------------------------
   EITHER                                                                  RCON
                                                                           ----
1. Net due from the IBF of the domestic offices of the reporting bank      3051              0    M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank        3059              0    M.2


SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-13
ATLANTA, GA 30302                Transit #:     06400004


                                                                              23

SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFS

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                        C445<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFN
                                                                                                        ----
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                        2133            0  1
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   item 12, column A)                                                                                   2076            0  2
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
   column A)                                                                                            2077            0  3

4. Total IBF liabilities (component of Schedule RC, item 21)                                            2898            0  4
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
   part II, items 2 and 3)                                                                              2379            0  5
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)            2381            0  6

SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                                                                        C455<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFD
                                                                                                        ----
ASSETS

 1. Interest-bearing balances due from depository institutions                                          3381        2,117  1.
 2. U.S. Treasury securities and U.S. Government agency obligations (2)                                 3382      361,543  2
 3. Securities issued by states and political subdivisions in the U.S.(2)                               3383       49,250  3.
 4. a. Other debt securities (2)                                                                        3647          400  4.a
    b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock)           3648       21,938  4.b
 5. Federal funds sold and securities purchased under agreements to resell                              3365      332,102  5
 6. Loans:
                                                                                                        RCON
                                                                                                        ----
    a. Loans in domestic offices.
       (1) Total loans                                                                                  3360    3,153,882  6.a.1
       (2) Loans secured by real estate                                                                 3385    1,066,696  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers                          3386       10,672  6.a.3
       (4) Commercial and industrial loans                                                              3387    1,511,121  6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures                  3388      403,634  6.a.5

                                                                                                        RCFN
                                                                                                        ----
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                        3360            0  6.b

                                                                                                        RCFD
                                                                                                        ----
 7. Trading assets                                                                                      3401            0  7.

 8. Lease financing receivables (net of unearned income)                                                3484      132,103  8.

 9. Total assets(4)                                                                                     3368    4,262,769  9

                                                                                                        RCON
                                                                                                        ----
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)                        3485       93,637  10
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)                                                            3486    1,212,433  11.a
    b. Other savings deposits                                                                           3487      165,197  11.b
    C. Time deposits of $100,000 or more                                                                A514      263,498  11.c
    d. Time deposits of less than $100,000                                                              A529      480,900  11.d

                                                                                                        RCFN
                                                                                                        ----
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs             3404      222,807  12

                                                                                                        RCFD
                                                                                                        ----
13. Federal funds purchased and securities sold under agreements to repurchase                          3353      838,650  13

                                                                                                        RCFD
                                                                                                        ----
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)                           3355      137,871  14

----------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-14
ATLANTA, GA 30302                Transit #:     06400004

                                                                             24

SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                        C460<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFN
                                                                                                        ----
                                                                                                       RCFD
                                                                                                       ----
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines                                                                          3814      127,574  1.a

    b. Credit card lines                                                                                3815            0  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                             3816       64,855  1.c.1
       (2) Commitments to fund loans not secured by real estate                                         6550       29,751  1.c.2
    d. Securities underwriting                                                                          3817            0  1.d
    e. Other unused commitments                                                                         3818    2,521,394  1.e
                                                                                     RCFD
                                                                                     ----
 2. Financial standby letters of credit and foreign office guarantees                                   3819      429,131  2.
    a. Amount of financial standby letters of credit conveyed to others              3820    118,878                       2.a
 3. Performance standby letters of credit and foreign office guarantees                                 3821       12,273  3.
    a. Amount of performance standby letters of credit conveyed to others            3822          0                       3.a
 4. Commercial and similar letters of credit                                                            3411        4,515  4.
 5. Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                        3428            0  5
 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank                                                                                 3429            0  6.
 7. Securities borrowed                                                                                 3432            0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against
    loss by the reporting bank)                                                                         3433            0  8
 9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
                                                                                                        RCFD
                                                                                                        ----
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred
           as of the report date                                                                        A521            0  9.a.1
       (2) Amount of recourse exposure on these mortgages
           as of the report date                                                                        A522            0  9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred
           as of the report date                                                                        A523            0  9.b.1
       (2) Amount of recourse exposure on these assets
           as of the report date                                                                        A524            0  9.b.2
    c. Small business obligations transferred with recourse under Section 208 of the Reigle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations
           transferred as of the report date                                                            A249            0  9.c.1
       (2) Amount of retained recourse on these obligations as of the report date                       A250            0  9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor                                  A534            0  10.a
    b. Credit derivatives on which the reporting bank is the beneficiary                                A535            0  10.b
11. Spot foreign exchange contracts                                                                     8765            0  11

12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                       3430            0  12

          TEXT
                                                                                    RCFD
                                                                                    ----
    a. 3555                                                                         3555           0                       12.a
    b. 3556                                                                         3556           0                       12.b
    C. 3557                                                                         3557           0                       12.c
    d. 3558                                                                         3558           0                       12.d

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #       04955           RC-15
ATLANTA, GA 30302                Transit #      06400004

                                                                             25
SCHEDULE RC-L - CONTINUED

                                                                                                          RCFD
                                                                                                          ----
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% Schedule RC
    item 28, "Total equity capital")                                                                      5591       0   13

           TEXT                                                                      RCFD
                                                                                     ----
    a. 5592                                                                          5592              0                  13.a
    b. 5593                                                                          5593              0                  13.b
    C. 5594                                                                          5594              0                  13.c
    d. 5595                                                                          5595              0                  13.d



OFF-BALANCE SHEET Derivatives                                                                                        C461 <-
    Position Indicators                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                      (Column A)        (Column B)        (Column C)         (Column D)
                                                       Interest           Foreign           Equity            Commodity
                                                         Rate            Exchange         Derivative          and other
                                                       Contracts         Contracts         Contracts          Contracts
14. Gross amounts (e.g., notional
    amounts) (for each column sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a and 16.b:
                                                          RCFD            RCFD            RCFD            RCFD
                                                          ----            ----            ----            ----
    a. Futures contracts                                  8693         0  8694         0  8695         0  8696         0  14.a
    b. Forward contracts                                  8697         0  8698         0  8699         0  8700         0  14.b
    c. Exchange-traded option contracts:
       (1) Written options                                8701         0  8702         0  8703         0  8704         0  14.c1
       (2) Purchased Options                              8705         0  8706         0  8707         0  8708         0  14.c2
    d. Over-the-counter options contracts:
       (1) Written options                                8709         0  8710         0  8711         0  8712         0  14.d1
       (2) Purchased options                              8713         0  8714         0  8715         0  8716         0  14.d2
    e. Swaps                                              3450    33,000  3826         0  8719         0  8720         0  14.e
15. Total gross notional amount of
    derivative contracts held for trading                 A126         0  A127         0  8723         0  8724         0  15

                                                          RCFD            RCFD            RCFD            RCFD
                                                          ----            ----            ----            ----
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market                         8725         0  8726         0  8727         0  8728         0  16.a
    b. Contracts not marked to market                     8729    33,000  8730         0  8731         0  8732         0  16.b
    c. Interest rate swaps where the bank                 RCON
       has agreed to pay a fixed rate                     A589         0                                                  16.c

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #       04955           RC-16
ATLANTA, GA 30302                Transit #      06400004


                                                                              26
SCHEDULE RC-L - CONTINUED

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
   OFF-BALANCE SHEET Derivatives                              (Column A)       (Column B)     (Column C)      (Column D)
        POSITION INDICATORS                                    Interest          Foreign        Equity         Commodity
                                                                 Rate           Exchange       Derivative      and other
                                                               Contracts        Contracts      Contracts       Contracts

                                                          RCFD            RCFD            RCFD            RCFD
                                                          ----            ----            ----            ----
17. Gross fair value of derivative contracts:
   a. Contracts held for trading:
      (1) Gross positive fair value                       8733         0  8734         0  8735         0  8736         0  17.al
      (2) Gross negative fair value                       8737         0  8738         0  8739         0  8740         0  17.a2

   b. Contracts held for purposes other than trading that are marked to market:

      (1) Gross positive fair value                       8741         0  8742         0  8743         0  8744         0  17.bl
      (2) Gross negative fair value                       8745         0  8746         0  8747         0  8748         0  17.b2
   c. Contracts held for purposes other than
      trading that are not marked to market:
      (1) Gross positive fair value                       8749       736  8750         0  8751         0  8752         0  17.cl
      (2) Gross negative fair value                       8753         0  8754         0  8755         0  8756         0  17.c2

Memoranda                                                                                            Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RCFD
                                                                                                          ----
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L. items 1.a through 1.e. above (report only the unused portions of
   commitments that are fee paid or otherwise legally binding)                                            3833   832,443  M.3
                                                                                          RCFD
                                                                                          ----
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others                                               3834   394,683                  M.3.a
                                                                                                          RCFD
                                                                                                          ----
4. To be completed only by banks with S 1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees domicile) included in Schedule
   RC-L, items 2 and 3, above                                                                             3377         0  M.4
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles                                                     RCFD
     (to be completed for the September report only)                                                      2741         0  M.5.a
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                          2742         0  M.5.b
   c. All other consumer credit (including mobile home loans)
     (to be completed for the September report only)                                                      2743         0  M.5.c

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-17
ATLANTA, GA 30302                Transit #:     06400004

                                                                              27

 SCHEDULE RC-M-MEMORANDA

                                                                                                                          C465 <-

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RCFD
                                                                                                          ----
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive
      officers, directors, principal shareholders, and their related interests                            6164   157,443  1.a
                                                                                          RCFD    Number
                                                                                          ----    ------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or
      5 percent of total capital as defined for this purpose in agency regulations        6165        12                  1.b
                                                                                                          RCFD
                                                                                                          ----
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks (1) (included in Schedule RC, item 3)                      3405         0  2
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                                            5500         0  4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer                                                              5501         0  4.b.1
      (2) Serviced without recourse to servicer                                                           5502         0  4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract                                                        5503         0  4.c.1
      (2) Serviced under a special option contract                                                        5504         0  4.c.2
   d. Mortgages serviced under other servicing contracts                                                  5505         0  4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)                                                                          2103       281  5.a
   b. Non-U.S. addressees (domicile)                                                                      2104         0  5.b
6. Intangible assets:
   a. Mortgage Servicing Assets                                                                           3164         0  6.a
      (1) Estimated fair value of mortgage servicing assets                                               A590         0  6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                                             5506         0  6.b.1
      (2) All other identifiable intangible assets                                                        5507         0  6.b.2
   c. Goodwill                                                                                            3163         0  6.c
   d. Total (sum of items 6.a. 6.b.(1), 6.b.(2). and 6.c) (must equal Schedule RC, item 10)               2143         0  6.d
   e. Amount of intangible assets included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes                           6442         0  6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt                                                                                        3295         0  7

----------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:      04955           RC-18
ATLANTA, GA 30302                Transit #:     06400004

                                                                              28

SCHEDULE RC-M - CONTINUED

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RCFD
                                                                                                          ----
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures                                        5372         0  8.a.1

                                                                                                          RCON
                                                                                                          ----
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices                                      5508     3,950  8.a.2a
           (b) Farmland in domestic offices                                                               5509         0  8.a.2b
           (c) 1-4 family residential properties in domestic offices                                      5510         0  8.a.2c
           (d) Multifamily (5 or more) residential properties in domestic offices                         5511         0  8.a.2d
           (e) Nonfarm nonresidential properties in domestic offices                                      5512       206  8.a.2e
                                                                                                          RCFN
                                                                                                          ----
           (f) In foreign offices                                                                         5513         0  8.a.2f
                                                                                                          RCFD
                                                                                                          ----
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)                      2150     4,156  8.a.3
    b. Investments in unconsolidated subsidiaries and associated companies:

       (1) Direct and indirect investments in real estate ventures                                        5374         0  8.b.1
       (2) All other investments in unconsolidated subsidiaries and associated companies                  5375     5,241  8.b.2
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)                      2130     5,241  8.b.3
 9. Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                                 3778         0  9
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
                                                                                                          RCON
                                                                                                          ----
    a. Money market funds                                                                                 6441   102,769  10.a
    b  Equity securities funds                                                                            8427     9,657  10.b
    c. Debt securities funds                                                                              8428     3,481  10.c
    d. Other mutual funds                                                                                 8429     2,609  10.d
    e. Annuities                                                                                          8430     3,919  10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)                                                                                        8784   104,956  10.f

                                                                                                          RCFD
                                                                                                          ----
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC                                  A525         0  11

                                                                                                          RCFD
                                                                                                          ----
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles(l)                                        A526         0  12
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds ten percent
    of total assets)                                                                                      A591         0  13

Memorandum                                                                                          Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RCFD
                                                                                                          ----
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)                                                         3836       N/A  M.1

----------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-19
ATLANTA, GA 30302                Transit #:     06400004


                                                                              29

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                      C470 <-

                                                                                               Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                              -(Column A)-   -(Column B)-    -(Column C)-
                                                                                Past due       Past due 90     Nonaccrual
                                                                              30 through 89   days or more
                                                                             days and still    and still
                                                                                accruing       accruing
                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
1. Loans secured by real estate:

   a. To U.S. addressees (domicile)                                       1245            1246       669  1247     3,407  1.a
   b. To non-U.S. addressees (domicile)                                   1248            1249         0  1250         0  1.b
2. Loans to depository institutions and acceptances of other banks:
                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
   a. To U.S. banks and other U.S. depository
      institutions                                                        5377            5378         0  5379         0  2.a
   b. To foreign banks                                                    5380            5381         0  5382         0  2.b
3. Loans to finance agricultural production and
   other loans to farmers                                                 1594            1597         0  1583            3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                       1251            1252        14  1253       222  4.a
   b. To non-U.S. addressees (domicile)                                   1254            1255         0  1256         0  4.b

                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans                                      5383            5384         0  5385         0  5.a
   b. Other (includes single payment, installment,
      and all student loans)                                              5386            5387     2,743  5388     1,412  5.b
6. Loans to foreign governments and official
   institutions                                                           5389            5390         0  5391         0  6
7. All other loans                                                        5459            5460         0  5461         0  7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                                       1257            1258        67  1259        39  8.a
   b. Of non-U.S. addressees (domicile)                                   1271            1272         0  1791         0  8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)                        3505            3506         0  3507         0  9

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
10. Loans and leases reported in items 1
  through 8 above which are wholly or partially
   guaranteed by the U.S. Government                                      5612     5,872  5613     2,531  5614         0  10
   a. Guaranteed portion of loans and leases
     included in item 10 above                                            5615     5,872  5616     2,531  5617         0  10.a

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-20
ATLANTA, GA 30302                Transit #:     06400004

                                                                              30

SCHEDULE RC-N - CONTINUED

                                                                                                                         C473 <-

                                                                                               Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                              -(Column A)-   -(Column B)-    -(Column C)-
                                                                                Past due       Past due 90    Nonaccrual
                                                                              30 through 89   days or more
                                                                             days and still    and still
MEMORANDA                                                                       accruing       accruing
                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
 1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8. above
    (and not reported in Schedule RC-C, Part I.
    Memorandum item 2)                                                    1658         0  1659         0  1661         0  M.1
                                                                          RCFD            RCFD            RCFD
                                                                          ----            ----            ----
 2. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N items 4 and 7, above                                    6558         0  6559         0  6560         0  M.2

                                                                          RCON            RCON            RCON
                                                                          ----            ----            ----
 3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):

   a. Construction and land development                                   2759         0  2769         0  3492         0  M.3a
   b. Secured by farmland                                                 3493         0  3494         0  3495         0  M.3b

                                                                          RCON            RCON            RCON
                                                                          ----            ----            ----
   c. Secured by 1-4 family residential properties:
     (1) Revolving, open-end loans secured by
         1-4 family residential properties and
         extended under lines of credit                                   5398     2,121  5399        50  5400         0  M.3.cl

     (2) All other loans secured by 1-4 family
         residential properties                                           5401     6,288  5402            5403         0  M.3c2
   d. Secured by multifamily (5 or more) residential
      properties                                                          3499         0  3500            3501         0  M.3d

   e. Secured by nonfarm nonresidential properties                        3502       655  3503         0  3504     1,132  M.3e


                                                                              -(Column A)-   -(Column B)-
                                                                                Past due      Past due 90
                                                                              30 through 89   days or more
                                                                             days and still    and still
                                                                                accruing       accruing
                                                                          RCFD            RCFD
                                                                          ----            ----
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets                             3522         0  3528         0
   b. Replacement cost of contracts with a
      positive replacement cost                                           3529         0  3530         0


-----------------------------------------------------------------------------------------------------------------------------

 Person to whom questions about the Reports of Condition and Income should be directed:                                 C477 <-

           Name                                                      Title                    Area Code/Phone Number/Extension

       8901 TODD BAILEY                                   8901 ASSISTANT VICE PRESIDENT    8902           404-724-3835

Even though Call Reports must be filed electronically,    RCON     YES / NO                TEXT
send my bank a sample set of paper Call Report            ----                             ----   Fax: Area Code/Phone Number
Forms for the next quarter:                               9117         0                   9116

-----------------------------------------------------------------------------------------------------------------------------

SunTrust Bank, Nashville, N.A.              Call Date:       09/30/1998       State #:         472100       FFIEC 031
P.O. BOX 4418 CENTER 632                    Vendor ID:       D                 Cert #:         04955          RC-21
ATLANTA, GA 30302                           Transit #:       06400004

                                                                              31

 SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                        C475 <-

                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                RCON
                                                                      ----
   a. Actual amount of all unposted debits                            0030      317      1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits         0031        0      1.b.1
      (2) Actual amount of unposted debits to time and savings
          deposits (1)                                                0032        0      1.b.2
2. Unposted credits (see instructions):

   a. Actual amount of all unposted credits                           3510        0      2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits        3512        0      2.b.1
      (2) Actual amount of unposted credits to time and savings
          deposits (1)                                                3514        0      2.b.2
3. Uninvested trust funds (cash) held in bank's own trust
   department (not included in total deposits in domestic offices)    3520        0      3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                    2211        0      4.a
   b. Time and savings deposits (1) of consolidated subsidiaries      2351        0      4.b
   c. Interest accrued and unpaid on deposits of consolidated
      subsidiaries                                                    5514        0      4.c
5. Deposits in insured branches in Puerto Rico and U.S.
   territories and possessions:
   a. Demand deposits in insured branches (included in Schedule
      RC-E, Part II)                                                  2229        0      5.a
   b. Time and saving deposits(l) in insured branches (included
      in Schedule RC-E, Part II)                                      2383        0      5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)                           5515        0      5.c
6. Reserve balances actually passed through to the Federal
   Reserve by the reporting bank on behalf of its respondent
   depository institutions that are also reflected as deposit liabilities of the reporting bank:
                                                                      RCON
   a. Amount reflected in demand deposits (included in Schedule       ----
      RC-E, Part I, Item 4 or 5 column B)                             2314        0      6.a
   b. Amount reflected in time and savings deposits (1)
      (included in Schedule RC-E, Part I, Item 4 or 5, column
      A or C, but not column B)                                       2315        0      6.b
7. Unamortized premiums and discounts on time and savings
   deposits:(1)
   a. Unamortized premiums                                            5516        0      7.a
   b. Unamortized discounts                                           5517        0      7.b
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
   a. Deposits purchased or acquired from other FDIC-insured
      institutions during the quarter (exclude deposits
      purchased or acquired from foreign offices other than
      insured branches in Puerto Rico and U.S. territories and
      possessions):
                                                                      RCON
      (1) Total deposits purchased or acquired from other             ----
          FDIC-insured institutions during the quarter                A531        0      8.a.1
      (2) Amount of purchased or acquired deposits reported in
          item 8.a.(1) above attributable to a secondary fund         RCON
          (i.e., BIF members report deposits attributable to          ----
          SAIF; SAIF members report deposits attributable to BIF)     A532        0      8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
      and possessions)                                                A533        0      8.b


-----------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

SunTrust Bank, Nashville, N.A.                Call Date:     09/30/1998       State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:     D                 Cert #:      04955           RC-22
ATLANTA, GA 30302                             Transit #:     06400004

                                                                            32

 Schedule RC-O Continued


                                                                                            Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
 9. Deposits in lifeline accounts                                                             5596                   9
10. Benefit-responsive "Depository Institution Investment
    Contracts" (included in total deposits in domestic offices)                               8432           0       10
11. Adjustments to demand deposits in domestic offices and
    in insured branches in Puerto Rico and U.S. territories
    and possessions reported in Schedule RC-E for certain
    reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if
       the reporting bank's reciprocal demand balances
       with the domestic offices of U.S. banks and savings
       associations and insured branches in Puerto Rico
       and U.S. territories and possessions that were reported                                RCON
       on a gross basis in Schedule RC-E had been reported on                                 ----
       a net basis                                                                            8785           0       11.a
    b. Amount by which demand deposits would be increased if
       the reporting bank's reciprocal demand balances with
       foreign banks and foreign offices of other U.S. banks
       (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on
       a net basis in Schedule RC-E had been reported on a
       gross basis                                                                            A181           0       11.b
    c. Amount by which demand deposits would be reduced if
       cash items in process of collection were included in
       the calculation of the reporting bank's net
       reciprocal demand balances with the domestic offices
       of U.S. banks and savings associations and insured
       branches in Puerto Rico and U.S. territories and
       possessions in Schedule RC-E                                                           A182           0       11.c
12. Amount of assets netted against deposit liabilities in
    domestic offices and in insured branches in Puerto Rico
    and U.S. territories and possessions on the balance
    sheet (Schedule RC) in accordance with generally
    accepted accounting principles (exclude amounts related
    to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                        A527           0       12.a
    b. Amount of assets netted against time and savings
       deposits                                                                               A528           0       12.b


MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of
    Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule
    RC, item 13.a):
    a. Deposit accounts of $100,000 or less                                                   RCON
                                                                                              ----
       (1) Amount of deposit accounts of $100,000 or less                                     2702   1,701,894       M.1.a1
                                                                         RCON      NUMBER
       (2) Number of deposit accounts of $100,000 or less                ----
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                    3779         N/A                            M.1.a2
    b. Deposit accounts of more than $100,000:                                                RCON
                                                                                              ----
       (1) Amount of deposit accounts of more than $100,000                                   2710   1,037,282       M.1.b1
       (2) Number of deposit accounts of more than $100,000              2722      3,297                             M.1.b2
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be
       determined by multiplying the number of deposit
       accounts of more than $100,000 reported in Memorandum
       item 1.b.(2) above by $100,000 and subtracting the result
       from the amount of deposit accounts of more than $100,000
       reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at right whether your bank                             RCON   YES/NO
       has a method or procedure for determining a better estimate                            ----
       of uninsured deposits than the estimate described above                                6861      NO           M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's method or
       procedure                                                                              5597          0        M.2.b
 3. Has the reporting institution been consolidated with a parent bank or savings association in the parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
       TEXT                                                                                   RCON   FDIC Cert No.
                                                                                              ----
       A545                                                                                   A545          N/A      M.3


SunTrust Bank, Nashville, N.A.                Call Date:     09/30/1998      State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:     D                Cert #:       04955           RC-23
ATLANTA, GA 30302                             Transit #:     06400004

                                                                             33

 SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                        C480 <-

  1. Test for determining the extent to which Schedule
     RC-R must be completed. To be completed only by
     banks with total assets of less than $1 billion.
     Indicate in the appropriate box at the right                     RCFD       YES/NO
     whether the bank has total capital greater than or               ----
     equal to eight percent of adjusted total assets                  6056         N/A          1.
       For purposes of this test, adjusted total assets
     equals total assets less cash, U.S. Treasuries, U.S.
     Government agency obligations, and 80 percent of U.S.
     Government-sponsored agency obligations plus the
     allowance for loan and lease losses and selected
     off-balance sheet items as reported on Schedule RC-L
     (see instructions).
       If the box marked YES has been checked, then the bank
     only has to complete items 2 and 3 below. If the box
     marked NO has been checked, the bank must complete the
    remainder of this schedule.
       A NO response to item 1 does not necessarily mean that
    the bank's actual risk-based capital ratio is less than
    eight percent or that the bank is not in compliance with
    the risk-based capital guidelines.

  NOTE: All Banks are required to complete items 2 and 3 below.

                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments
   (original weighted average maturity of at least five
   years) that is includible in Tier 2 capital:                        RCFD
                                                                       ----
   a. Subordinated debt (1) and intermediate term preferred stock      A515             0       2.a
   b. Other limited-life capital instruments                           A516             0       2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital                                               8274       345,008       3.a.1
      (2) Tier 2 capital                                               8275        45,639       3.a.2
      (3) Tier 3 capital                                               1395             0       3.a.3
   b. Total risk-based capital                                         3792       390,647       3.b
   c. Excess allowance for loan and lease losses (amount that
      exceeds 1.25% of gross risk-weighted assets)                     A222        14,392       3.c
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported in item 3.c above and all
      other deductions)                                                A223     3,636,728       3.d.1
      (2) Market risk equivalent assets                                1651             0       3.d.2
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct reduction method" to report these
      transactions in Schedule RC-R)                                   1727             0       3.e
   f. "Average total assets" (quarterly average reported in
      Schedule RC-K, item 9, less all assets deducted from Tier 1
      capital)(2)                                                      A224     4,262,769       3.f


ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.


                                                                                  --(Column A)--       --(Column B)--
                                                                                      Assets            Credit Equiv-
                                                                                     Recorded            alent Amount
                                                                                      on the            of Off-Balance
                                               Dollar Amounts in Thousands          Balance Sheet        Sheet Items (3)
-----------------------------------------------------------------------------------------------------------------------
4. Assets and credit equivalent amount of off-balance sheet
   items assigned to the Zero percent risk category:                           RCFD
                                                                               ----
   a. Assets recorded on the balance sheet                                     5163     156,817    RCFD            4.a
                                                                                                   ----
   b. Credit equivalent amount of off-balance sheet items                                          3796       0    4.b


------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

SunTrust Bank, Nashville, N.A.                Call Date:     09/30/1998       State #:      472100        FFIEC 031
P.O. BOX 4418 CENTER 632                      Vendor ID:     D                 Cert #:      04955           RC-24
ATLANTA, GA 30302                             Transit #:     06400004

                                                                             34

 SCHEDULE RC-R - CONTINUED

                                                                                 -(Column A)-         -(Column B)-
                                                                                     Assets           Credit Equiv-
                                                                                    Recorded           alent Amount
                                                                                     on the           of Off-Balance
                                                 Dollar Amounts in Thousands      Balance Sheet       Sheet Items(2)
---------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:            RCFD
                                                                    ----
   a. Assets recorded on the balance sheet                          5165            1,150,197     RCFD                  5.a
                                                                                                  ----
   b. Credit equivalent amount of off-balance sheet items                                         3801     316,220      5.b
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                          3802              666,099                           6.a
   b. Credit equivalent amount of off-balance sheet items                                         3803         736      6.b
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                          3804            2,488,246                           7.a
   b. Credit equivalent amount of off-balance sheet items                                         3805     536,173      7.b
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2)               3806                6,168                           8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
   Schedule RC, item 12 plus items 4.b and 4.c)                     3807            4,467,527                           9.


MEMORANDA                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet                                           RCFD
   derivative contracts covered by the risk-based                                                 ----
   capital standards                                                                              8764         736      M.1



                                                                            --- With a remaining maturity of ---
                                                               --(Column A)--         --(Column B)--         --(Column C)--
                                                                 One Year                  Over                   Over
                                                                 or less                  one year             five years
2. Notional principal amounts of off-balance                                          thru five years
   sheet derivative contracts:(3)                         RCFD                 RCFD                      RCFD
                                                          ----                 ----                      ----
   a. Interest rate contracts                             3809    33.000       8766               0      8767         0    M.2.a
   b. Foreign exchange contracts                          3812         0       8769               0      8770         0    M.2.b
   c. Gold contracts                                      8771         0       8772               0      8773         0    M.2.c
   d. Other precious metals contracts                     8774         0       8775               0      8776         0    M.2.d
   e. Other commodity contracts                           8777         0       8778               0      8779         0    M.2.e
   f. Equity derivative contracts                         A000         0       A001               0      A002         0    M.2.f


------------
 (1) Do not report in column B the risk-weighted amount of assets reported in column A.
 (2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital, item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
 (3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

SunTrust Bank, Nashville, N.A.   Call Date:     09/30/1998            State #:       472100        FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:     D                     Cert  #:       04955           RC-25
ATLANTA, GA 30302                Transit #:     06400004


                                                                             35
            OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
            REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on September 30, 1998

   SunTrust Bank. Nashville, N.A.              ATLANTA                      GA
   ------------------------------              -------                      --
         LEGAL TITLE OF BANK                    CITY                       STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statements accuracy.

If, subsequent to the original submission material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


--------------------------------------------------------------------------------
                                                                 C471    C472<-
                                                                   RCON
                                                                   ----
X = NO COMMENT Y = COMMENT                                         6979      X
BANK MANAGEMENT STATEMENT (please type or print clearly).
            TEXT (70 CHARACTERS PER LINE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signature of Executive Officer of Bank                      Date of Signature

THIS PAGE IS TO BE COMPLETED BY ALL BANKS

--------------------------------------------------------------------------------

                                                                           36

SUNTRUST BANK, NASHVILLE, N.A.                  OMB No. For FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                        OMB No. For FDIC: 3064-0052
ATLANTA, GA 30302                         OMB No. For Federal Reserve: 7100-0036
                                                 Expiration Date: 3/31/2001

                                                        SPECIAL REPORT

                                                                        C700 <-

                                                    Dollar Amounts in Thousands
--------------------------------------------------------------------------------

                                                Close of Busi-
                                                  ness Date:      FDIC Cert. #

                                                  09/30/1998          04955

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each CALL REPORT DATE)

--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first S 15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit directors and principal shareholders who are not executive officers.

                                                                                                     RCFD
                                                                                                     ----
a. Number of loans made to executive officers since the previous Call Report date                    3561          0  a.
b. Total dollar amount of above loans (in thousands of dollars)                                      3562          0  b.
c. Range of interest charged on above loans
                                                                                   RCFD     From      RCFD      TO
                                                                                   ----     ----      ----      --
   (example: 9-3/4% = 9.75)                                                        7701    0.00%     7702      0.00%  c.









------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                                       DATE (Month, Day, Year):


------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-98)

REPORT OF CONDITION

--------------------------------------------------------------------------------
 Consolidating domestic subsidiaries of the
        SunTrust Bank, Nashville, N.A.
        in the state of GA at the close of business on September 30, 199 published in response to call made by (Enter additional information below)

       4769
       4769

STATEMENT OF RESOURCES AND LIABILITIES

                                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                                                           182,882
   Interest-bearing balances                                                                                      1,922
SECURITIES:
   Held-to-maturity securities                                                                                        0
   Available-for-sale securities                                                                                494,617
Federal funds sold and securities purchased under agreements to resell                                          339,750
Loans and lease financing receivables:
   Loans and leases, net of unearned income                                                 3,366,991
   LESS: Allowance for loan and lease losses                                                   60,031
   LESS: Allocated transfer risk reserve                                                            0
   Loans and leases, net of unearned income, allowance, and reserve                                           3,306,960
Trading Assets                                                                                                        0
Premises and fixed assets (including capitalized leases)                                                         35,052
Other real estate owned                                                                                           4,156
Investments in unconsolidated subsidiaries and associated companies                                               5,241
Customers' liability to this bank on acceptances outstanding                                                        281
Intangible assets                                                                                                     0
Other assets                                                                                                     36,635
Total assets                                                                                                  4,407,496


FDIC 8040/54B (3-90)

--------------------------------------------------------------------------------

LIABILITIES

                                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------

DEPOSITS:
   In domestic offices                                                                                       2,739,176
     Noninterest-bearing                                                                     609,964
     Interest-bearing                                                                      2,129,212
   In foreign offices, Edge and Agreement subsidiaries, and IBFs                                               100,968
     Noninterest-bearing                                                                           0
     Interest-bearing                                                                        100,968
Federal funds purchased and securities sold under agreements to repurchase                                   1,051,700
Demand notes issued to the U.S. Treasury                                                                             0
Trading liabilities                                                                                                  0
Other borrowed money:
   With remaining maturity of one year or less                                                                  63,300
   With a remaining maturity of more than one year through three years                                          28,236
   With a remaining maturity of more than three years                                                           50,000
Bank's liability on acceptances executed and outstanding                                                           281
Subordinated notes and debentures                                                                                    0
Other liabilities                                                                                               25,065
Total liabilities                                                                                            4,058,726

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                        0
Common stock                                                                                                    25,000
Surplus                                                                                                         73,296
Undivided profits and capital reserves                                                                         246,712
Net unrealized holding gains (losses) on available-for-sale securities                                           3,762
Cumulative foreign currency translation adjustments                                                                  0
Total equity capital                                                                                           348,770
Total liabilities and equity capital                                                                         4,407,496

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

      Text
      ----
      4769

Director #1                         ------------------------------------------

Director #2                         ------------------------------------------

Director #3                         ------------------------------------------


                         I,
         ----------------------------------------------
4769
                  (Name, Title)
         of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                      EXHIBIT 10


                               RESOLUTIONS OF THE
                               BOARD OF DIRECTORS
                       OF THIRD NATIONAL BANK IN NASHVILLE

         WHEREAS, the Directors of the Bank deem it in the best interest of the Bank to change its name to "SunTrust Bank, Nashville, National Association";

         WHEREAS, it is necessary that the proposed name change be approved by the shareholder of the Bank;

         NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the shareholder, the name of the Bank shall be changed to "SunTrust Bank, Nashville, National Association", and the First Article of the Bank's Articles of Association shall be amended to read as follows:

                  "FIRST, The title of this Association shall be

                  SunTrust Bank, Nashville, National Association

                  The Association shall operate a general banking and trust business pursuant to all the laws of the United States related and applicable to national banks, all of which are incorporated into this Charter, both as a matter of law and by reference herein."

         FURTHER RESOLVED, that the proposed amendment to the Articles of Association of the Bank changing the name shall be submitted to a vote of the shareholder of the Bank;

         FURTHER RESOLVED, that the effective date of the name change shall be the date determined by the Officers of the Bank, which date shall be set forth in the Articles of Amendment amending the Bank's Articles of Association; and

         FURTHER RESOLVED, that the Officers of the Bank are authorized and directed to take or cause to be taken any and all actions, and to execute, seal, file, deliver and carry out any such Articles of Amendment, documents, agreements, instruments or certificates, and to make any regulatory filings, that any of them deem to be necessary or desirable to effectuate the intent of the foregoing resolutions.

                             CERTIFICATE OF SECRETARY

         The undersigned, Rita Bennett, being Secretary of the Board of Directors of Third National Bank in Nashville, hereby certifies that the foregoing Resolution was duly adopted by the Board of Directors on the 24th day of April, 1995.


                                              /s/ Rita Bennett
                                              ---------------------------------
                                              Rita Bennett